Exhibit 10.16



                           Loan and Security Agreement

                                 by and between

                    Congress Financial Corporation (Central)
                                    as Lender

                                       and

                           Haynes International, Inc.
                                   as Borrower



                             Dated:  August 11, 1994

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page

SECTION 1.   DEFINITIONS                                                       1

SECTION 2.   CREDIT FACILITIES

     2.1  Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     2.2  Letter of Credit Accommodations . . . . . . . . . . . . . . . . .   12
     2.3  Availability Reserves . . . . . . . . . . . . . . . . . . . . . .   13

SECTION 3.   INTEREST AND FEES

     3.1  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.2  Closing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     3.3  Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     3.4  Unused Line Fee . . . . . . . . . . . . . . . . . . . . . . . . .   14

SECTION 4.  CONDITIONS PRECEDENT

     4.1  Conditions Precedent to Initial Loans and Letter of Credit
          Accommodations  . . . . . . . . . . . . . . . . . . . . . . . . .   14
     4.2  Conditions Precedent to All Loans and Letter of Credit
          Accommodations  . . . . . . . . . . . . . . . . . . . . . . . . .   15

SECTION 5.   GRANT OF SECURITY INTEREST . . . . . . . . . . . . . . . . . .   16

SECTION 6.   COLLECTION AND ADMINISTRATION

     6.1  Borrower's Loan Account . . . . . . . . . . . . . . . . . . . . .   17
     6.2  Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     6.3  Collection of Accounts  . . . . . . . . . . . . . . . . . . . . .   17
     6.4  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     6.5  Authorization to Make Loans . . . . . . . . . . . . . . . . . . .   18
     6.6  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .   19

SECTION 7.   COLLATERAL REPORTING AND COVENANTS

     7.1  Collateral Reporting  . . . . . . . . . . . . . . . . . . . . . .   19
     7.2  Accounts Covenants  . . . . . . . . . . . . . . . . . . . . . . .   19
     7.3  Inventory Covenants . . . . . . . . . . . . . . . . . . . . . . .   21
     7.4  Equipment Covenants . . . . . . . . . . . . . . . . . . . . . . .   21
     7.5  Power of Attorney . . . . . . . . . . . . . . . . . . . . . . . .   21
     7.6  Right to Cure . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     7.7  Access to Premises  . . . . . . . . . . . . . . . . . . . . . . .   22

SECTION 8.   REPRESENTATIONS AND WARRANTIES

     8.1  Corporate Existence, Power and Authority; Subsidiaries  . . . . .   23
     8.2  Financial Statements; No Material Adverse Change. . . . . . . . .   23
     8.3  Chief Executive Office; Collateral Locations. . . . . . . . . . .   23

     8.4  Priority of Liens; Title to Properties  . . . . . . . . . . . . .   23
     8.5  Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     8.6  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     8.7  Compliance with Other Agreements and Applicable Laws  . . . . . .   24
     8.8  Employee Benefits.  . . . . . . . . . . . . . . . . . . . . . . .   24
     8.9  Environmental Compliance  . . . . . . . . . . . . . . . . . . . .   25
     8.10  Accuracy and Completeness of Information.  . . . . . . . . . . .   25
     8.11  Survival of Warranties; Cumulative . . . . . . . . . . . . . . .   26

SECTION 9.   AFFIRMATIVE AND NEGATIVE COVENANTS

     9.1  Maintenance of Existence  . . . . . . . . . . . . . . . . . . . .   26
     9.2  New Collateral Locations  . . . . . . . . . . . . . . . . . . . .   26
     9.4  Payment of Taxes and Claims . . . . . . . . . . . . . . . . . . .   27
     9.5  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     9.6  Financial Statements and Other Information  . . . . . . . . . . .   28
     9.7  Sale of Assets, Consolidation, Merger, Dissolution, Etc . . . . .   29
     9.8  Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     9.9  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     9.10  Loans, Investments, Guarantees, Etc  . . . . . . . . . . . . . .   33
     9.11  Dividends and Redemptions  . . . . . . . . . . . . . . . . . . .   35
     9.12  Transactions with Affiliates . . . . . . . . . . . . . . . . . .   36
     9.13  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . .   36
     9.14  Working Capital  . . . . . . . . . . . . . . . . . . . . . . . .   37
     9.16  Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . .   37
     9.17  Further Assurances . . . . . . . . . . . . . . . . . . . . . . .   38

SECTION 10.   EVENTS OF DEFAULT AND REMEDIES

     10.1  Events of Default  . . . . . . . . . . . . . . . . . . . . . . .   38
     10.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

SECTION 11.   JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

     11.1  Governing Law; Choice of Forum; Service of Process; Jury Trial
           Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
     11.2  Waiver of Notices  . . . . . . . . . . . . . . . . . . . . . . .   43
     11.3  Amendments and Waivers   . . . . . . . . . . . . . . . . . . . .   43
     11.4  Waiver of Counterclaims  . . . . . . . . . . . . . . . . . . . .   43
     11.5  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . .   44

SECTION 12.  TERM OF AGREEMENT; MISCELLANEOUS

     12.1  Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
     12.3  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     12.4  Partial Invalidity   . . . . . . . . . . . . . . . . . . . . . .   45
     12.5  Successors   . . . . . . . . . . . . . . . . . . . . . . . . . .   46
     12.6  Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . .   46



                                      (ii)

                                    INDEX TO
                             EXHIBITS AND SCHEDULES
                             ----------------------


          Exhibit A           Information Certificate

          Schedule 1.47       Senior Note Collateral

          Schedule 8.4        Existing Liens

          Schedule 8.8        Pension Plans

          Schedule 8.9        Environmental Matters








                                      (iii)

                           LOAN AND SECURITY AGREEMENT


     This Loan and Security Agreement dated August 11, 1994 is entered into by and between Congress Financial Corporation (Central), an Illinois corporation ("Lender") and Haynes International, Inc., a Delaware corporation ("Borrower").


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, Borrower has requested that Lender enter into certain financing arrangements with Borrower pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and

     WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.   DEFINITIONS
             -----------

     All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 or cured in a manner satisfactory to Lender as acknowledged by Lender to Borrower in writing. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

     1.1 "Accounts" shall mean all of Borrower's now owned and hereafter acquired or arising accounts, contract rights related thereto, and any other rights to payment for the sale or lease of goods or rendition of services whether or not they have been earned by performance and including, all assets, however arising, which are due to Borrower from any affiliate of Borrower.

     1.2 "Adjusted Net Worth" shall mean as to any Person, at any time, calculated in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its Subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, calculating the book value of inventory for this purpose on a last-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (b) the aggregate amount of the indebtedness and other liabilities of such Person and its Subsidiaries, including tax and other proper accruals; provided, that, as to
                                                           --------  ----
Borrower, (i) any non-cash write-offs or charges required after the date hereof solely as a result of the application of Statement of Financial Accounting Standards No. 106 "Employers' Accounting for Postretirement Benefit other than Pension" or the application of Statement of Financial Accounting Standards No. 112 "Employer Accounting for Postemployment Benefits" to Borrower, in each case in accordance with GAAP, shall not be considered in the determination of the Adjusted Net Worth of Borrower, (ii) any non-cash write-offs of goodwill or other non-cash purchase accounting adjustments after the date hereof established as a result of the acquisition of the stock of Borrower by the Fund on August 31, 1989 shall not be considered in the determination of the Adjusted Net Worth of Borrower, (iii) the redeemable common stock of the parent company included in the balance sheet of Borrower in accordance with GAAP shall not be considered in the calculation of the amounts provided for in Sections 1.2(a) and 1.2(b) above, and (iv) in the event the foreign currency translation adjustment for Borrower calculated in accordance with GAAP is greater than $1,700,000, the amount by which the foreign currency translation adjustment exceeds $1,700,000 shall be subtracted from the amount equal to the difference between the amounts determined in accordance with Sections 1.2(a) and 1.2(b) above, and in the event the foreign currency translation adjustment for Borrower calculated in accordance with GAAP is less than $1,700,000, the amount by which $1,700,000 exceeds such foreign currency translation adjustment shall be added to the amount equal to the difference between the amounts determined in accordance with Sections 1.2(a) and 1.2(b) above.

     1.3 "Affiliate" shall mean with respect to any Person, (a) any other Person which, directly or indirectly, controls, is controlled by or is under common control with, such Person; (b) any other Person which beneficially owns or holds, directly or indirectly, five (5%) percent or more of any class of voting stock of such Person; or (c) any other Person, five (5%) percent or more of any class of the voting stock (or if such Person is not a corporation, five (5%) percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by such Person. The term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the Person in question.

      1.4  "Annual Cash Amount" shall mean $1,000,000.

      1.5 "Availability Reserves" shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Loans and Letter of Credit Accommodations which would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or are reasonably likely to adversely affect either (i) the Collateral or any other property which is security for the Obligations or its value, or the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (ii) have a reasonable likelihood of adversely affecting the business or assets of Borrower or any Obligor or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or Lender determines in good faith has a reasonable likelihood of constituting an Event of Default, with notice or passage of time or both.

     1.6 "Blocked Accounts" shall have the meaning set forth in Section 6.3 hereof.

     1.7 "Capital Leases" shall mean, as applied to any Person, any leases of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such person as lessee which, in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such person.

     1.8 "Change of Control" shall mean (a) any transaction or series of transactions that results in the ownership by the Company Control Group, directly or indirectly, of fifty (50%) percent or less of the total voting power of Borrower entitled generally to vote in the election of directors of Borrower; provided, that, ownership of Borrower by the Company Control Group, directly or
- --------  ----
indirectly, of forty (40%) percent or greater but fifty (50%) percent or less, of the total voting power entitled generally to vote in the election of directors of Borrower, shall not be a Change of Control, if the Company Control Group through direct representation by partners or employees, controls a majority of the Board of Directors; and provided, further, that the foregoing
                                        --------  -------
minimum percentages in the preceding provision shall be deemed not satisfied if any person (as defined in Section 13(d) of the Exchange Act) shall, directly or indirectly, own more of the total voting power entitled generally to vote in the election of directors than the Company Control Group or (b) any dissolution, termination or winding up of the affairs of the Fund or any sale by the Fund of all or substantially all of its assets or any distribution by the Fund of all or substantially all of its assets to its partners.

     1.9 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

     1.10  "Collateral" shall have the meaning set forth in Section 5 hereof.

     1.11 "Company Control Group" shall mean MLGAL Partners L.P., a Connecticut limited partnership, which is the sole general partner of the Fund and any successor partnership into which it is reorganized and its Affiliates.

     1.12 "Eligible Accounts" shall mean Accounts created by Borrower which are and continue to satisfy the criteria set forth below as determined by Lender in good faith. In general, Accounts shall be Eligible Accounts if:

          (a)  such Accounts arise from the actual and bona fide sale and
                                                       ---- ----
delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

          (b) such Accounts are not unpaid more than ninety (90) days after the date of the original invoice for them;

          (c)  such Accounts comply with the terms and conditions contained in
Section 7.2(c) of this Agreement;

          (d) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

          (e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America, or, at Lender's option, if either: (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

          (f) such Accounts do not consist of progress billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

          (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts (except that to the extent the account debtor engages in transactions which may give rise to a right of setoff, the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owing by Borrower to such account debtor may be deemed Eligible Accounts);

          (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

          (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

          (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an Affiliate of Borrower directly or indirectly, including, without limitation, CabVal, a New York general partnership or K.A.M. Specialties, Inc., a Florida corporation;

          (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner determined by Lender in good faith to be satisfactory;

          (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

          (m) such Accounts of a single account debtor or its affiliates do not constitute more than fifteen (15%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts);

          (n) such Accounts are not owed by an account debtor who has Accounts unpaid more than ninety (90) days after the date of the original invoice for them which constitute more than fifty (50%) percent of the total Accounts of such account debtor;

          (o) such Accounts are owed by account debtors whose total indebtedness to Borrower does not exceed the credit limit with respect to such account debtors as determined in good faith by Lender from time to time based on the good faith determination by Lender of the financial condition of the account debtor and its ability to satisfy its obligations to Borrower (but the portion of the Accounts not in excess of such credit limit may still be deemed Eligible Accounts); and

          (p) such Accounts are owed by account debtors deemed creditworthy at all times by Lender, as determined by Lender in good faith.

General criteria for Eligible Accounts may be established and revised from time to time by Lender in good faith based on events, conditions, circumstances or risks which Lender in good faith determines are reasonably likely to affect the Accounts, the value of the Accounts or the security interests and other rights of Lender in the Accounts and for which no Availability Reserve has been established. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

      1.13 "Eligible Inventory" shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrower and raw materials for such finished goods which satisfy and continue to satisfy the criteria set forth below as determined by Lender in good faith. In general, Eligible Inventory shall not include (a) work-in-process and semi-finished goods; (b) components which are not part of finished goods; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in Borrower's business; (f) Inventory at premises other than those owned and controlled by Borrower, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral;
(g) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (h) bill and hold goods; (i) unserviceable, obsolete or slow moving Inventory; (j) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (k) returned, damaged and/or defective Inventory; or (l) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith based on events, conditions, circumstances or risks which Lender in good faith determines are reasonably likely to affect the Inventory, the value of the Inventory or the security interests and other rights of Lender in the Inventory and for which no Availability Reserve has been established. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

      1.14 "Employee Notes" shall mean, collectively, promissory notes issued by Borrower payable to Holdings from time to time to fund all or a portion of the purchase price to be paid by Holdings for Holdings Common Stock, or options to purchase Holdings Common Stock, owned by existing or former employees of Borrower; provided, that, each such note (a)
                                          --------  ----
shall bear interest at a rate not to exceed one and one-half (1-1/2%) percent per annum in excess of the Prime Rate in effect from time to time, (b) shall not require any principal payments prior to six (6) months after the date on which this Agreement shall terminate pursuant to Section 12.1(a) and (c) shall be subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender.

      1.15 "Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business and facilities (whether or not owned by it), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous, toxic or dangerous substances, materials or wastes.

      1.16 "Equipment" shall mean all of Borrower's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

      1.17 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

      1.18 "ERISA Affiliate" shall mean any person required to be aggregated with Borrower or any of its Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

      1.19 "Excess Availability" shall mean the amount, as determined by Lender, calculated at any time, equal to: (a) the Total Availability minus (b)
                                                                      -----
the sum of:  (i) the amount of all then outstanding and unpaid Obligations, plus
(ii) the aggregate amount of all trade payables of Borrower which are more than ninety (90) days past due as of such time.

      1.20 "Excess Refinancing Proceeds Account" shall mean Account No. 5299047, established and maintained by Borrower at The First National Bank of Chicago, and shall include all notes, certificates of deposit, instruments, securities and other personal property, if any, representing from time to time the investment of the funds held in such account, and any proceeds thereof, to the extent such investments constitute investments permitted in Section 9.10(b) hereof.

      1.21 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

      1.22 "Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

      1.23 "Financing Agreements" shall mean, collectively, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.24 "Foreign Subsidiary" shall mean a Subsidiary of Borrower that is organized under the laws of a jurisdiction outside of the United States of America or the District of Columbia and that has its principal place of business outside the United States of America.

      1.25 "Fund" shall mean MLGA Fund II, L.P., a Delaware limited partnership and its successors and assigns.

      1.26 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Sections 9.14 and 9.15 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

      1.27 "Hazardous Materials" shall mean any hazardous, toxic or dangerous substances, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

      1.28 "Holdings" shall mean Haynes Holdings, Inc., a Delaware corporation, and its successors and assigns.

      1.29 "Holdings Common Stock" shall mean the common stock, par value $0.01 per share, of Holdings.

      1.30 "Information Certificate" shall mean the Information Certificate of Borrower constituting Exhibit A hereto containing material information with respect to Borrower, its business and assets provided by or on behalf of Borrower to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

      1.31 "Inventory" shall mean all of Borrower's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work-in-process, semi-finished goods, finished goods, returned and repossessed goods, and materials and supplies of any kind, nature or description which are or might be consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such inventory, goods, merchandise and such other personal property, and all documents of title or other documents representing them.

      1.32  "LC Limit" shall mean the amount equal to:  (a) $6,000,000 minus (b)
                                                                       -----
the aggregate amount of the indebtedness of Borrower and its Subsidiaries outstanding at such time in respect of surety bonds, reimbursement obligations in respect of standby letters of credit which are issued for purposes similar to those for which surety bonds are issued and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Borrower or any Subsidiary of Borrower (but not including any such reimbursement obligations arising in connection with the Letter of Credit Accommodations).

      1.33 "LC Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of Borrower arising pursuant to payment made by Lender to any beneficiary or issuer of any of the Letter of Credit Accommodations as set forth in Section 2.2 hereof.

      1.34 "Letter of Credit Accommodations" shall mean the letters of credit which are from time to time either (a) issued or opened by Lender for the account of Borrower or any Obligor or (b) with respect to which Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by Borrower of its obligations to such issuer.

      1.35  "Loans" shall mean the Revolving Loans and the LC Loans.

      1.36  "Maximum Credit" shall mean the amount of $16,000,000.

      1.37 "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

      1.38 "Obligations" shall mean any and all Loans, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

      1.39 "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

      1.40 "Payment Account" shall have the meaning set forth in Section 6.3 hereof.

      1.41 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the

Code), limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

      1.42 "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank.

      1.43 "Receivables" shall mean the Accounts, together with: (a) all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; (b) proceeds of any letters of credit issued in connection with any Account and naming Borrower as beneficiary; (c) to the extent constituting proceeds of, related to or arising in connection with Accounts or Inventory, contract rights, chattel paper, instruments, notes, general intangibles and all forms of obligations owing to Borrower (and including obligations owing to Borrower by its Subsidiaries and Affiliates); (d) guarantees and other security for any of the foregoing; and rights of stoppage in transit, replevin, and reclamation; and (e) other rights or remedies of an unpaid vendor, lienor or secured party.

      1.44 "Records" shall mean all of Borrower's present and future books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables and Inventory and other personal property referred to in Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(e) hereof.

      1.45  "Revolving Loan Limit" shall mean $10,000,000.

      1.46 "Revolving Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

      1.47 "Senior Note Collateral" shall mean, collectively, all of the property and assets pledged to the Senior Note Trustee by the Borrower pursuant to the "Collateral Documents" (as defined in the Senior Note Indenture) as set forth in Schedule 1.47 hereto.

      1.48 "Senior Note Collateral Account" means account no. 92200803 maintained by the Borrower with Society National Bank, Indiana.

      1.49 "Senior Note Documents" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, received, restated or replaced), (a) the Senior Note Indenture, all schedules and exhibits thereto, and (b) all other agreements, documents and instruments executed and delivered in connection with the transactions contemplated thereby, including, without limitation, each of the "Collateral Documents" (as defined in the Senior Note Indenture).

      1.50 "Senior Note Indenture" shall mean the Indenture, dated as of July 1, 1993, among the Senior Note Trustee, Holdings and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.51 "Senior Note Trustee" shall mean Society National Bank, Indiana, a national banking association, in its capacity as Trustee under the Senior Note Indenture, and any successor trustee appointed pursuant to the terms of the Senior Note Indenture.

      1.52 "Senior Notes" shall mean, collectively the 11-1/4% Senior Secured Notes due 1998, Series B, issued by Borrower in the aggregate principal amount of $50,000,000 pursuant to the Senior Note Indenture, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.53 "Subordinated Note Documents" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Subordinated
Note Indenture, all schedules and exhibits thereto, and (b) all other agreements, documents and instruments executed and delivered in connection with the transactions contemplated thereby.

      1.54 "Subordinated Note Indenture" shall mean the Indenture, dated as of August 31, 1989, among the Subordinated Note Trustee and Haynes Acquisition Corporation, a Delaware corporation, as supplemented by a First Supplement to Indenture dated as of August 31, 1989 and a Second Supplement to Indenture, dated as of February 2, 1990, in each case between the Subordinated Note Trustee and Borrower (for itself and as successor by merger to Haynes Acquisition Corporation), as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.55 "Subordinated Notes" shall mean, collectively, the 13-1/2% Senior Subordinated Notes due 1999 issued by Borrower in the aggregate principal amount of $100,000,000 pursuant to the Subordinated Note Indenture, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.56 "Subordinated Note Trustee" shall mean Shawmut Bank, as successor to The Connecticut National Bank, a national banking association, in its capacity as Trustee under the Subordinated Note Indenture, and any successor trustee appointed pursuant to the terms of the Subordinated Note Indenture.

      1.57 "Subscription Agreement" shall mean the Stock Subscription Agreement, dated as of August 31, 1989, by and among Borrower, Holdings and the persons named therein or added as a party thereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.58 "Subsidiary" shall mean, with respect to any Person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding capital stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

      1.59  "Total Availability" shall mean the amount equal to:  (a) the sum of
(i) sixty (60%) percent of the Value of Eligible Inventory consisting of finished goods and raw materials for such finished goods, but in no event an amount greater than $10,000,000 plus (ii)
                                                                   ----
eighty-five (85%) percent of the Net Amount of Eligible Accounts minus (b) any
                                                                 -----
Availability Reserves.

      1.60 "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP or (b) market value.

      1.61 "Working Capital" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its Subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all current assets of such Person and its Subsidiaries (as determined in accordance with GAAP), calculating the book value of inventory for this purpose on a last-in-first-out basis, and (b) all current liabilities of such Person and its Subsidiaries (as determined in accordance with GAAP), provided, that, as to Borrower, for purposes of Section 9.14, the
            --------  ----
liabilities of Borrower and its Subsidiaries to Lender under this Agreement shall not be considered current liabilities (whether or not classified as current liabilities in accordance with GAAP).


SECTION 2.   CREDIT FACILITIES
             -----------------

      2.1  Loans.
           -----

          (a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the lesser of: (i) the amount equal to (A) the Total Availability minus (B) the outstanding Letter of Credit Accommodations and LC Loans and (ii) the Revolving Loan Limit.

          (b) Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has declined or (ii) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Lender determines in good faith that: (A) the number of days of the turnover of the Inventory for any period has changed in any material respect or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased in any material respect, or (C) the nature and quality of the Inventory has deteriorated in any material respect. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves.

          (c) Except in Lender's discretion, (i) the aggregate amount of the Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit and (ii) the aggregate amount of the Revolving Loans shall not exceed the Revolving Loan Limit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the Revolving Loan Limit, the LC Limit or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

      2.2  Letter of Credit Accommodations.
           -------------------------------

          (a) Subject to, and upon the terms and conditions contained herein, at the request of Borrower, Lender agrees to provide or arrange for Letter of Credit Accommodations in accordance with its customary procedures and practices for the account of Borrower containing terms and conditions acceptable to Lender and the issuer thereof up to the lesser of: (i) the amount equal to (A) the Total Availability minus (B) the outstanding Revolving Loans and (ii) the LC
                   -----
Limit. All Letter of Credit Accommodations shall be for standby letters of credit which are issued for purposes similar to those for which surety bonds are issued and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Borrower or any Subsidiary of Borrower. Any payments made by Lender to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute LC Loans to Borrower pursuant to this Section 2.

          (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Lender a letter of credit fee at a rate equal to two and one-quarter (2-1/4%) percent per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of this Agreement.

          (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the amount equal to the Total Availability minus the then outstanding amount of the Loans, subject to the Maximum Credit and the LC Limit, is equal to or greater than one hundred (100%) percent of the face amount of the proposed Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender with respect thereto.

          (d) Except in Lender's discretion, the aggregate amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith and the LC Loans shall not at any time exceed the LC Limit. At any time an Event of Default exists or has occurred, upon Lender's request, Borrower will either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Lender for the Letter of Credit Accommodations, and in either case, the Loans otherwise available to Borrower shall not be reduced as provided in Section 2.2(c) to the extent of such cash collateral.

          (e) Borrower shall indemnify and hold Lender harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including, but not limited to, any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower's agent. Borrower assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrower hereby releases and holds Lender harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation.
The provisions of this Section 2.2(e) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

          (f) Nothing contained herein shall be deemed or construed to grant Borrower any right or authority to pledge the credit of Lender in any manner. Lender shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Lender unless Lender has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower shall be bound by any interpretation made in good faith by Lender, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower. Lender shall have the sole and exclusive right and authority to, and Borrower shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times,
(A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Lender may take such actions either in its own name or in Borrower's name.

          (g) Any rights, remedies, duties or obligations granted or undertaken by Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower to Lender. Any duties or obligations undertaken by Lender to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Lender in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower to Lender and to apply in all respects to Borrower.

      2.3  Availability Reserves.  All Loans otherwise available to Borrower
           ---------------------
pursuant to the lending formulas and subject to the Maximum Credit and other applicable limits hereunder shall be subject to Lender's continuing right to establish and revise Availability Reserves as provided in this Agreement.


SECTION 3.   INTEREST AND FEES
             -----------------

      3.1  Interest.
           --------

          (a) Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the rate of one and three-quarters (1-3/4%) percent per annum in excess of the Prime Rate, except that Borrower shall pay to Lender interest, at Lender's option, without notice, at the rate of three and three-quarters (3-3/4%) percent per annum in excess of the Prime Rate: (i) on the non-contingent Obligations for the period from and after the date of termination or non-renewal hereof and until such time as Lender has received full and final payment of all such Obligations (notwithstanding entry of any judgment against Borrower), or the date of the occurrence of an Event of Default, and for so long as such Event of Default is continuing, and (ii) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default). All interest accruing hereunder on and after the occurrence of any of the events referred to in Sections 3.1(a)(i) or 3.1(a)(ii) above shall be payable on demand.

          (b) Interest shall be payable by Borrower to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

      3.2  Closing Fee.  Borrower shall pay to Lender as a closing fee the
           -----------
amount of $160,000, which shall be fully earned as of and payable on the date hereof.

      3.3  Servicing Fee.  Borrower shall pay to Lender monthly a servicing fee
           -------------
in an amount equal to $3,000 in respect of Lender's services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

      3.4  Unused Line Fee.  Borrower shall pay to Lender monthly an unused line
           ---------------
fee equal at a rate equal to three-eighths of one (3/8%) percent per annum calculated upon the amount by which the Maximum Credit exceeds the average daily principal balance of the outstanding Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.


SECTION 4.  CONDITIONS PRECEDENT
            --------------------

     4.1  Conditions Precedent to Initial Loans and Letter of Credit
          ----------------------------------------------------------
Accommodations. Each of the following is a condition precedent to Lender making
- --------------
the initial Loans and providing the initial Letter of Credit Accommodations hereunder:

          (a) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by BankAmerica Business Credit, Inc. to Borrower of its financing arrangements with Borrower and the termination and release by it of any interest in and to any assets and properties of Borrower and each Obligor, duly authorized, executed and delivered by it, including, but not limited to, UCC termination statements for all UCC financing statements previously filed by it or their predecessors, as secured party and Borrower or any Obligor, as debtor;

          (b) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

          (c) no material adverse change shall have occurred in the assets, business or prospects of Borrower since the date of Lender's latest field examination and no change or event shall have occurred which would impair the ability of Borrower or any Obligor in any material respect to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;

          (d) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may require to determine the amount of Loans available to Borrower, the results of which shall be satisfactory to Lender, not more than three (3) business days prior to the date hereof;

          (e) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, acknowledgements by lessors, mortgagees and warehousemen of Lender's security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral;

          (f) the Excess Availability as determined by Lender, as of the date hereof, shall be not less than $10,000,000 after giving effect to the initial Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the initial transactions hereunder;

          (g) Lender shall have received, in form and substance satisfactory to Lender, the intercreditor agreement between Lender and the Senior Note Trustee, as acknowledged and agreed to by Borrower, providing for certain rights of Lender with respect to the fixed assets of Borrower, and related matters, duly authorized, executed and delivered by the Senior Note Trustee and Borrower;

          (h) Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

          (i) Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Borrower with respect to the Financing Agreements and such other matters as Lender may request; and

          (j) the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender.

      4.2  Conditions Precedent to All Loans and Letter of Credit
           ------------------------------------------------------
Accommodations.  Each of the following is an additional condition precedent to
- --------------
Lender making Loans and/or providing Letter of Credit Accommodations to Borrower, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:

          (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto; and

          (b) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.


SECTION 5.   GRANT OF SECURITY INTEREST
             --------------------------

      5.1 To secure payment and performance of all Obligations, Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property of Borrower, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

          (a)  all Receivables and Inventory;

          (b) all monies, securities and other personal property, now or hereafter held or received by, or in transit to, Lender or a bailee of Lender or any Affiliate of Lender from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of Borrower's deposit accounts, credits and balances with Lender or any Affiliate of Lender at any time existing;

          (c) all of Borrower's deposit accounts (other than the Senior Note Collateral Account and the Excess Refinancing Proceeds Account) with any financial institutions with which Borrower maintains deposits;

          (d)  all Records; and

          (e) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, and all proceeds of such proceeds and products, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any of the foregoing, all proceeds of insurance, and all money and other personal property obtained as a result of any claims against third parties or any legal action or proceeding with respect to any of the foregoing.

      5.2 Notwithstanding anything contained herein to the contrary, the Collateral shall not include the following:

          (a)  the Senior Note Collateral Account; and

          (b) the Excess Refinancing Proceeds Account and the amounts on deposit therein on the date hereof, constituting certain of the proceeds from the loans to Borrower under the Credit Agreement, dated as of August 31, 1989, by and among Borrower, certain financial institutions identified therein and Bank of America National Trust and Savings Association, as agent for such financial institutions and earnings thereon and all notes, certificates of deposit, instruments, securities and other personal property, if any, representing from time to time the investment of the funds held in such account, and any proceeds thereof, to the extent such investments constitute investments permitted under Section 9.10(b) hereof.


SECTION 6.   COLLECTION AND ADMINISTRATION
             -----------------------------

      6.1  Borrower's Loan Account.  Lender shall maintain one or more loan
           -----------------------
account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrower and (c) all other appropriate debits and credits as provided in this Agreement, including, without limitation, fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender's customary practices as in effect from time to time.

      6.2  Statements.  Lender shall render to Borrower each month a statement
           ----------
setting forth the balance in Borrower's loan account(s) maintained by Lender for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice from Borrower of any specific exceptions of Borrower thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Borrower a written statement as provided above, the balance in Borrower's loan account(s) shall be presumptive evidence of the amounts due and owing to Lender by Borrower.

      6.3  Collection of Accounts.
           ----------------------

          (a) Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Lender may specify, with such banks as are acceptable to Lender into which Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Lender, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Lender as Lender may from time to time designate for such purpose ("Payment Account"). Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether on the Accounts or as proceeds of Inventory or other Collateral shall be the property of Lender.

          (b) For purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) business day following the date of receipt of immediately available funds by Lender in the Payment Account. For purposes of calculating the amount of the Loans available to Borrower such payments will be applied (conditional upon final collection) to the Obligations on the business day of receipt by Lender in the Payment Account, if such payments are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrower's loan account on such day, and if not, then on the next business day.

          (c) Borrower and all of its affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Lender, receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event shall the same be commingled with Borrower's own funds. Borrower agrees to reimburse Lender on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender's payments to or indemnification of such bank or person. The obligation of Borrower to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.

      6.4  Payments.  All Obligations shall be payable to the Payment Account as
           --------
provided in Section 6.3 or such other place as Lender may designate from time to time. Lender may apply payments received or collected from Borrower or for the account of Borrower (including, without limitation, the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations, whether or not then due, in such order and manner as Lender determines.
Borrower shall make all payments in respect of the Obligations as set forth in Sections 9.9(d)(iv) and 9.9(e)(vi) hereof. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrower. Borrower shall make all payments to Lender on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrower shall be liable to pay to Lender, and does hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

      6.5  Authorization to Make Loans.  Lender is authorized to make the Loans
           ---------------------------
and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Borrower or other authorized person or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. If a beneficiary draws under any of the Letter of Credit Accommodations, Lender is authorized to make an LC Loan to Borrower in an amount equal to the amount drawn under such Letter of Credit Accommodation and to pay the proceeds of such LC Loan to the beneficiary of such Letter of Credit Accommodation or to the issuer of such Letter of Credit Accommodation in satisfaction of such draw. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a business day) and the amount of the requested Loan. Requests received after 11:00 a.m. Chicago time on any day shall be deemed to have been made as of the opening of business on the immediately following business day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrower when deposited to the credit of Borrower or otherwise disbursed or established in accordance with the instructions of Borrower or in accordance with the terms and conditions of this Agreement.

      6.6  Use of Proceeds.  Borrower shall use the initial proceeds of the
           ---------------
Loans provided by Lender to Borrower hereunder only for: (a) payments to each of the persons listed in the disbursement direction letter furnished by Borrower to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrower pursuant to the provisions hereof shall be used by Borrower only for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System, as amended.


SECTION 7.   COLLATERAL REPORTING AND COVENANTS
             ----------------------------------

      7.1  Collateral Reporting.  Borrower shall provide Lender with the
           --------------------
following documents in a form satisfactory to Lender: (a) on a regular basis as required by Lender, a schedule of Accounts; (b) on a monthly basis or more frequently as Lender may request, (i) perpetual inventory reports, (ii) inventory reports by category and (iii) agings of accounts payable, (c) upon Lender's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory acquired by Borrower; (d) agings of accounts receivable on a monthly basis or more frequently as Lender may request; and (e) such other reports as to the Collateral as Lender shall request from time to time. If any of Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

      7.2  Accounts Covenants.
           ------------------

          (a) Borrower shall notify Lender promptly of: (i) any material delay in Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information relating to the financial condition of any account debtor obtained by Borrower pursuant to the diligent exercise by Borrower of its credit procedures in accordance with past practices and (iii) any event or circumstance which, to Borrower's knowledge, would cause the Account not to satisfy the criteria for Eligible Accounts set forth herein. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender's consent, except in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed in writing to Lender. So long as no Event of Default exists or has occurred and is continuing, Borrower shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

          (b) Borrower shall promptly report to Lender any return of Inventory by an account debtor. At any time that Inventory is returned, reclaimed or repossessed, the related Account shall not be deemed an Eligible Account to the extent of the portion of the Account which relates to the sale by Borrower to the account debtor of the returned, reclaimed or repossessed Inventory. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Borrower shall, upon Lender's request, (i) hold the returned Inventory in trust for Lender, (ii) segregate all returned Inventory from all of its other property, (iii) dispose of the returned Inventory solely according to Lender's instructions, and (iv) not issue any credits, discounts or allowances with respect thereto without Lender's prior written consent.

          (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Lender pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed to Lender, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable State or Federal law or regulation, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

          (d) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

          (e) Borrower shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire as a payment on or with respect to any Account immediately upon Borrower's receipt thereof, except as Lender may otherwise agree.

          (f) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

      7.3  Inventory Covenants.  With respect to the Inventory: (a) Borrower
           -------------------
shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrower shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Borrower shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Borrower's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Lender's request, Borrower shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (e) Borrower shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Borrower shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Borrower to repurchase such Inventory; (h) Borrower shall keep the Inventory in good and marketable condition; and (i) Borrower shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval, except,
                                                                       ------
that, Borrower may acquire or accept Inventory on consignment; provided, that,
- ----                                                           --------  ----
each of the following conditions is satisfied: (i) the aggregate value of such Inventory shall not exceed $4,000,000 at any time, (ii) the consignor of such Inventory shall not have any claim or interest in any Receivables, (iii) all of such consigned Inventory shall, at all times, be reported to Lender as consigned Inventory (and not included in any reports as Inventory of Borrower), and (iv) such consigned Inventory shall, at all times, be conspicuously labelled or otherwise marked as "consigned" Inventory and shall be physically separated from Inventory owned by Borrower in designated segregated areas of Borrower's facilities used solely for the purpose of storing such consigned Inventory.

      7.4  Equipment Covenants.  With respect to the Equipment: (a) Borrower
           -------------------
shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (b) Borrower shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (c) the Equipment is and shall be used in Borrower's business and not for personal, family, household or farming use; and (d) Borrower assumes all responsibility and liability arising from the use of the Equipment.

      7.5  Power of Attorney.  Borrower hereby irrevocably designates and
           -----------------
appoints Lender (and all persons designated by Lender) as Borrower's true and lawful attorney-in-fact, and authorizes Lender, in Borrower's or Lender's name, to: (a) at any time an Event of Default exists or has occurred and is continuing
(i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise,
(iii) exercise all of Borrower's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender (after two (2) days prior written notice to Borrower), and open and dispose of all mail addressed to Borrower, and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement and the other Financing Agreements and (b) at any time for the purpose of exercising its rights hereunder, under the other Financing Agreements and under applicable law, as determined in good faith by Lender (including, without limitation, the handling and monitoring of the Collateral and proceeds of the Collateral, exercising its remedies hereunder, under the other Financing Agreements and applicable law, and protecting its rights in the Collateral): (i) take control in any manner of any item of payment or proceeds thereof, (ii) have access to any lockbox or postal box into which Borrower's mail is deposited, (iii) endorse Borrower's name upon any items of payment or proceeds thereof with respect to the Collateral and deposit the same in the Lender's account for application to the Obligations,
(iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (v) sign Borrower's name on any verification of Accounts and notices thereof to account debtors and (vi) execute in Borrower's name and file any UCC financing statements or amendments thereto. Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

      7.6  Right to Cure.  Lender may, at its option, (a) cure any default by
           -------------
Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, (b) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Borrower's account therefor, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

      7.7  Access to Premises.  From time to time as requested by Lender, at the
           ------------------
cost and expense of Borrower, (a) Lender or its designee shall have complete access to all of Borrower's premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's books and records, including, without limitation, the Records, and (b) Borrower shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.


SECTION 8.   REPRESENTATIONS AND WARRANTIES
             ------------------------------

      Borrower hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lender to Borrower:

      8.1  Corporate Existence, Power and Authority; Subsidiaries.  Borrower is
           ------------------------------------------------------
a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Borrower's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder are all within Borrower's corporate powers, have been duly authorized and are not in contravention of law or the terms of Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms. Borrower does not have any Subsidiaries except as set forth on the Information Certificate.

      8.2  Financial Statements; No Material Adverse Change.  All financial
           ------------------------------------------------
statements relating to Borrower which have been or may hereafter be delivered by Borrower to Lender have been prepared in accordance with GAAP and fairly present in all material respects the financial condition and the results of operation of Borrower as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrower to Lender prior to the date of this Agreement, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Borrower, since the date of the most recent audited financial statements furnished by Borrower to Lender prior to the date of this Agreement.

      8.3  Chief Executive Office; Collateral Locations.  The chief executive
           --------------------------------------------
office of Borrower and Borrower's Records concerning Accounts are located only at the address set forth below and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of Borrower to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Borrower and sets forth the owners and/or operators thereof and to the best of Borrower's knowledge, the holders of any mortgages on such locations.

      8.4  Priority of Liens; Title to Properties.  The security interests and
           --------------------------------------
liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 8.4 hereto and the other liens permitted under Section 9.8 hereof. Borrower has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 8.4 hereto or permitted under Section 9.8 hereof.

      8.5  Tax Returns.  Borrower has filed, or caused to be filed, in a timely
           -----------
manner all tax returns, reports and declarations which are required to be filed by it (without requests for extensions of Federal, State or local income taxes except as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

      8.6  Litigation.  Except as set forth on the Information Certificate,
           ----------
there is no present investigation by any governmental agency pending, or to the best of Borrower's knowledge threatened, against or affecting Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Borrower's knowledge threatened, against Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against Borrower would result in any material adverse change in the assets, business or prospects of Borrower or would impair the ability of Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce any Obligations or realize upon any Collateral.

      8.7  Compliance with Other Agreements and Applicable Laws.  Borrower is
           ----------------------------------------------------
not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Borrower is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

      8.8  Employee Benefits.
           -----------------

          (a) Borrower has not engaged in any transaction in connection with which Borrower or any of its ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, including any accumulated funding deficiency described in
Section 8.8(c) hereof and any deficiency with respect to vested accrued benefits described in Section 8.8(d) hereof.

          (b) No liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrower to be incurred with respect to any employee benefit plan of Borrower or any of its ERISA Affiliates. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any employee benefit plan of Borrower or any of its ERISA Affiliates which presents a risk of termination of any such plan by the Pension Benefit Guaranty Corporation.

          (c) As of the last day of the most recent fiscal year of such plan, full payment has been made of all amounts which Borrower or any of its ERISA Affiliates is required under Section 302 of ERISA and Section 412 of the Code to have paid under the terms of each employee benefit plan as contributions to such plan , and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any employee benefit plan, including any penalty or tax described in Section 8.8(a) hereof and any deficiency with respect to vested accrued benefits described in
Section 8.8(d) hereof.

          (d) As of the last day of the most recent fiscal year of such plan, the current value of all vested accrued benefits under all employee benefit plans maintained by Borrower that are subject to Title IV of ERISA does not exceed the current value of the assets of such plans allocable to such vested accrued benefits, including any penalty or tax described in Section 8.8(a) hereof and any accumulated funding deficiency described in Section 8.8(c) hereof. The terms "current value" and "accrued benefit" have the meanings specified in ERISA.

          (e) Neither Borrower nor any of its ERISA Affiliates is or has ever been obligated to contribute to any "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA, except as set forth on Schedule 8.8 hereof.

      8.9  Environmental Compliance.
           ------------------------

          (a) Except as set forth on Schedule 8.9 hereto, Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

          (b) Except as set forth on Schedule 8.9 hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person nor is any pending or to the best of Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials.

          (c) Borrower has no material liability (contingent or otherwise) in connection with a release, spill or discharge, actual or to the best of Borrower's knowledge threatened, of any

Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

          (d) Borrower has all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

      8.10  Accuracy and Completeness of Information.  All information furnished
            ----------------------------------------
by or on behalf of Borrower in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including, without limitation, all information in the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading.
No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse effect on the business, assets or prospects of Borrower, which has not been fully and accurately disclosed to Lender in writing.

      8.11  Survival of Warranties; Cumulative.  All representations and
            ----------------------------------
warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.


SECTION 9.   AFFIRMATIVE AND NEGATIVE COVENANTS
             ----------------------------------

      9.1  Maintenance of Existence.  Borrower shall, and shall cause each
           ------------------------
Subsidiary to, at all times preserve, renew and keep in full force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted. Borrower shall give Lender thirty (30) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and Borrower shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of Borrower as soon as it is available.

      9.2  New Collateral Locations.  Borrower may open any new location within
           ------------------------
the continental United States provided Borrower (a) gives Lender thirty (30) days prior written notice of the intended opening of any such new location and
(b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including, without limitation, UCC financing statements.

     9.3  Compliance with Laws, Regulations, Etc.
          ---------------------------------------

          (a) Borrower shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any Federal, State or local governmental authority, including, without limitation, ERISA, the Occupational Safety and Hazard Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including, without limitation, all of the Environmental Laws.

          (b) Borrower shall establish and maintain, at its expense, a system to assure and monitor its continued compliance with all Environmental Laws in all of its operations, which system shall include annual reviews of such compliance by employees or agents of Borrower who are familiar with the requirements of the Environmental Laws. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by Borrower to Lender. Borrower shall take prompt and appropriate action to respond to any non-compliance with any of the Environmental Laws and shall regularly report to Lender on such response.

          (c) Borrower shall give both oral and written notice to Lender immediately upon Borrower's receipt of any notice of, or Borrower's otherwise obtaining knowledge of, (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material which violates or may violate any Environmental Law or requires any report thereof under any Environmental Law or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material or
(C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or (D) any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower transported, stored or disposed of any Hazardous Materials.

          (d) Without limiting the generality of the foregoing, whenever Lender reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of Borrower in order to avoid any material non-compliance, with any Environmental Law, upon Lender's request Borrower shall at Borrower's expense: (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where Borrower's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such non-compliance, or Borrower's response thereto or the estimated costs thereof, shall change in any material respect; provided, that, in the event Borrower shall fail to comply with Lender's
- --------  ----
request, Lender may take any of the actions described in this Section 9.3(d) at Borrower's expense.

          (e) Borrower shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including, without limitation, the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of Borrower and the preparation and implementation of any closure, remedial or other required plans. Borrower shall cooperate in all respects with Lender in connection with such indemnification by Borrower of Lender and the other persons as provided herein, including, but not limited to, promptly delivering or causing to be delivered to Lender such information as Lender may, in good faith, request, and allowing Lender or its representatives or agents access during normal business hours upon one (1) day prior notice to any of the premises, personnel or books and records of Borrower as Lender may require, at Borrower's expense. All covenants and indemnifications in this Section 9.3(e) shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

      9.4  Payment of Taxes and Claims.  Borrower shall, and shall cause each
           ---------------------------
Subsidiary to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Borrower and its Subsidiaries shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrower such amount shall be added and deemed part of the Loans, provided, that, nothing contained
                                             --------  ----
herein shall be construed to require Borrower or its Subsidiaries to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

      9.5  Insurance.  Borrower shall, at all times, maintain with financially
           ---------
sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Borrower shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Borrower fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Borrower. All such insurance policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Borrower shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrower shall obtain non-contributory lender's loss payable endorsements to all such insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrower or any of its affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

      9.6  Financial Statements and Other Information.
           ------------------------------------------

          (a) Borrower shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its Subsidiaries in accordance with GAAP and Borrower shall furnish or cause to be furnished to Lender: (i) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss and statements of shareholders' equity), all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and through such fiscal month and (ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and audited consolidating financial statements of Borrower and its Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrower and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of Borrower and its Subsidiaries as of the end of and for the fiscal year then ended.

          (b) Borrower shall promptly notify Lender in writing of the details of (i) any material loss or damage to any of the Collateral not otherwise reported by Lender to Borrower pursuant to the terms hereof, or any investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in Borrower's business, properties, assets, goodwill or condition, financial or otherwise and (ii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

          (c) Borrower shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which Borrower sends to its stockholders generally and copies of all reports and registration statements which Borrower files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

          (d) Borrower shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee. Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Borrower's expense, copies of the financial statements of Borrower and any reports or management letters prepared by such accountants or auditors. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Borrower to Lender in writing.

      9.7  Sale of Assets, Consolidation, Merger, Dissolution, Etc.  Borrower
           --------------------------------------------------------
shall not, and shall not permit any Subsidiary to, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, except, that any Subsidiary
                                                     ------  ----
of Borrower may merge with and into Borrower or any Subsidiary of Borrower may merge with and into any other Subsidiary of Borrower, provided, that, (i) Lender
                                                      --------  ----
shall have received not less than thirty (30) business days prior written notice of the intention of Borrower or its Subsidiaries to so merge and such other information in connection therewith as Lender may request, (ii) as of the effective date of the merger and after giving effect thereto, no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred, (iii) Lender shall have received true, correct and complete copies of all agreements, documents and instruments relating to such merger, including, but not limited to, the certificate of merger as filed with the appropriate Secretary of State, (iv) in the event any Subsidiary of Borrower may merge with and into Borrower, (A) the surviving entity shall immediately upon the effectiveness of the merger expressly assume in writing pursuant to an agreement, in form and substance satisfactory to Lender, all of the Obligations and the Financing Agreements and execute and deliver such other agreements, documents and instruments as Lender may request in connection therewith, and (B) the surviving entity shall, immediately before and immediately after giving effect to such transaction or series of transactions, have a Consolidated Net Worth (including, without limitation, any indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions) equal to or greater than the Consolidated Net Worth of Borrower immediately prior to such transaction or series of transactions and (v) neither Borrower nor any Subsidiary would thereupon become obligated with respect to any indebtedness, nor any of its property become subject to any lien, unless Borrower or such Subsidiary could incur such indebtedness or create such lien hereunder; or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for (i) sales of Inventory in the ordinary course of business, (ii) the sale by Borrower of its approximately 119 acres of undeveloped land in Louden, Tennessee, (iii) the sale by Borrower of its approximately 100 acres of undeveloped farm land in Kokomo, Indiana, (iv) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Borrower, and
(v) the sale by Borrower and its Subsidiaries of fixed assets (other than sales of fixed assets as permitted in Sections 9.7(b)(ii), (iii) and (iv) above) with an aggregate net book value not exceeding $750,000 in any fiscal year of Borrower or its Subsidiaries, or (c) form or acquire any subsidiaries, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.

      9.8  Encumbrances.  Borrower shall not, and shall not permit any
           ------------
Subsidiary to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including, without limitation, the Collateral, except:
- ------

          (a)  the security interests and liens of Lender;

          (b) liens securing the payment of taxes not yet payable or liens for taxes not in excess of $250,000, the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

          (c) non-consensual statutory liens (other than liens securing the payment of taxes or imposed under ERISA or any Environmental Laws) arising in the ordinary course of Borrower's business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

          (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto;

          (e) purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on real estate not to exceed $5,000,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Borrower other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be;

          (f) the security interests and liens in favor of the Senior Note Trustee on the Senior Note Collateral to secure the indebtedness permitted under
Section 9.9(d) below;

          (g) liens incurred or deposits made in the ordinary course of the business of Borrower to the extent required in connection with workers' compensation, unemployment insurance, social security and other similar laws consistent with the past practices of Borrower prior to the date hereof;

          (h) liens to secure the performance of tenders, contracts (other than contracts for the payment of money) or leases, or surety and appeal bonds in each case incurred in the ordinary course of business consistent with the past practices of Borrower prior to the date hereof;

          (i) liens on cash collateral pledged by Borrower to secure the contingent reimbursement obligations of Borrower to BankAmerica Business Credit, Inc. permitted under Section 9.10(j) below;

          (j) the security interests and liens set forth on Schedule 8.4 hereto.

     9.9  Indebtedness.  Borrower shall not, and shall not permit any Subsidiary
          ------------
to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except:

          (a)  the Obligations;

          (b) trade obligations and normal accruals in the ordinary course of business not more than thirty (30) days past due, or with respect to which Borrower or any Subsidiary, as the case may be, is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

          (c) purchase money indebtedness (including Capital Leases) to the extent not incurred or secured by liens (including Capital Leases) in violation of any other provision of this Agreement;

          (d) indebtedness of Borrower evidenced by the Senior Notes issued by Borrower pursuant to the Senior Note Indenture; provided, that,
                                                --------  ----

          (i) such indebtedness shall not exceed the aggregate principal amount of $50,000,000 (less the aggregate amount of all repayments or repurchases of principal in respect thereof) plus interest thereon at the rate set forth in the Senior Notes (as in effect on the date hereof),

          (ii) Lender shall have received true, correct and complete copies of the Senior Note Documents,

          (iii) Borrower shall only make regularly scheduled payments of principal and interest, or to the extent permitted under Section 9.9(d)(iv) below, other mandatory payments, in respect of such indebtedness in accordance with the terms of the Senior Notes as in effect on the date hereof,

          (iv) Borrower shall not, directly or indirectly,

             (A) amend, modify, alter or change the terms of the Senior Notes or any of the other Senior Note Documents, except that Borrower may, after not less
                                        ------ ----
than ten (10) business days prior written notice to Lender, amend or modify the terms thereof so long as: (1) either such amendment or modification does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender and confirmed by Lender to Borrower in writing or Lender has consented in writing to such amendment or modification, and (2) such amendment or modification does not relate to the terms of payment of the indebtedness evidenced thereby, the amount of such indebtedness, the interest rate or any fees or charges or any collateral with respect thereto or make any terms thereof more restrictive or burdensome than as in effect on the date hereof, as determined in good faith by Lender and confirmed by Lender to Borrower in writing, or

             (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except for purchases of Senior Notes required to be made under the
         ------ ---
terms of the Senior Note Indenture (as in effect on the date hereof): (1) to the extent of net cash proceeds received by Borrower or to which Borrower is entitled from an Asset Sale and including any Sale and Leaseback Transaction (as each of such terms is defined in the Senior Note Indenture as in effect on the date hereof), provided, that, any such net cash proceeds shall first be applied
              --------  ----
to the Obligations to the extent such assets sold or otherwise disposed of pursuant to the Asset Sale constitute Collateral; or (2) as a result of a Change in Control, and

          (v) Borrower shall furnish to Lender all notices, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be;

          (e) indebtedness of Borrower evidenced by the Subordinated Notes issued by Borrower pursuant to the Subordinated Note Indenture; provided, that,
                                                                --------  ----

          (i) such indebtedness is and shall at all times remain unsecured,

          (ii) the Obligations constitute and shall at all times constitute "Senior Indebtedness" as such term is defined in the Subordinated Note Indenture,

          (iii) such indebtedness shall not exceed $90,000,000 (less the aggregate amount of all repayments or repurchases of principal in respect thereof) plus interest thereon at the rate set forth in the Subordinated Notes (as in effect on the date hereof),

          (iv) such indebtedness is subject to, and subordinate in right of payment to, the right of Lender to receive the prior payment in full of all of the Obligations to the extent set forth in Section 10.02 of the Subordinated
Note Indenture (as in effect on the date hereof),

          (v) Borrower shall only make regularly scheduled payments of principal and interest, or to the extent permitted under Section 9.9(e)(vi) below, other mandatory payments, in respect of such indebtedness in accordance with the terms of the Subordinated Notes as in effect on the date hereof (subject to Section 10.02 of the Subordinated Note Indenture as in effect on the date hereof),

          (vi) Borrower shall not, directly or indirectly,

             (A) amend, modify, alter or change any terms of the Subordinated Notes or any of the other Subordinated Note Documents, except that Borrower may,
                                                       ------ ----
after not less than ten (10) business days prior written notice to Lender, amend or modify the terms thereof so long as: (1) either such amendment or modification does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender and confirmed by Lender to Borrower in writing or Lender has consented in writing to such amendment or modification; and (2) such amendment or modification does not relate to the terms of payment of the indebtedness evidenced thereby, the amount of such indebtedness, the interest rate or any fees or charges or any collateral with respect thereto or make any terms thereof more restrictive or burdensome than as in effect on the date hereof, as determined in good faith by Lender and confirmed by Lender to Borrower in writing, or

             (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except for purchases of Subordinated Notes required to be made under
         ------ ---
the terms of the Subordinated Note Indenture (as in effect on the date hereof):
(1) to the extent of net cash proceeds received by Borrower from an Asset Sale (as such term is defined in the Subordinated Note Indenture as in effect on the date hereof), provided, that, (aa) any such net cash proceeds shall first be
              --------  ----
applied to the repayment of all Senior Indebtedness (as such term is defined in the Subordinated Note Indenture) other than the Obligations, except any such net
                                                             ------
cash proceeds shall first be applied to the Obligations to the extent such assets sold or otherwise disposed of pursuant to the Asset Sale constitute Collateral and as to any Asset Sale on and after an Event of Default, any such net cash proceeds shall first be applied to the repayment of all Senior Indebtedness (as such term is defined in the Subordinated Note Indenture), including, but not limited to, the Obligations, and (bb) if the gross proceeds from Asset Sales are $20,000,000 or less during the term of the Subordinated
Note Indenture, to the extent the proceeds from Asset Sales are not applied to the Senior Indebtedness, Borrower shall reinvest such proceeds in other assets or properties related to, and for use in, the business of developing, marketing, distributing or manufacturing of high-performance alloys within one hundred twenty (120) days of the receipt of such proceeds; or (2) as a result of a Change of Control, provided, that, Borrower shall first repay in full all of the
                   --------  ----
Obligations and all other Senior Indebtedness (as such term is defined in the Subordinated Note Indenture as in effect on the date hereof) and

          (vii) Borrower shall furnish to Lender all notices, demands or other materials in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be;

          (f) indebtedness of each Foreign Subsidiary in an aggregate amount not to exceed $2,000,000 at any one time outstanding (such amount to be determined at the date of incurrence and without regard to subsequent fluctuations in exchange rates); provided, that, (i) indebtedness of all Foreign
                                 --------  ----
Subsidiaries shall not exceed $6,000,000 in the aggregate at any one time outstanding (such amount to be determined at the date of incurrence and without regard to subsequent fluctuations in exchange rates) and (ii) none of such indebtedness shall be secured by any property of Borrower or any of its Subsidiaries, other than property of Foreign Subsidiaries;

          (g) indebtedness arising after the date hereof evidenced by the Employee Notes; provided, that, Borrower should deliver to Lender true, correct
                --------  ----
and complete copies of any Employee Notes promptly upon the execution thereof by Borrower;

          (h) indebtedness of Borrower to its Subsidiaries arising pursuant to loans by such Subsidiaries to Borrower permitted pursuant to Section 9.10 below; and

          (i) indebtedness of Subsidiaries of Borrower to other Subsidiaries of Borrower arising pursuant to loans by such Subsidiaries to such other Subsidiaries permitted pursuant to Section 9.10 below.

      9.10  Loans, Investments, Guarantees, Etc.  Borrower shall not, and shall
            ------------------------------------
not permit any Subsidiary to, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:
                      ------

          (a) the endorsement of instruments for collection or deposit in the ordinary course of business;

          (b) investments in (i) readily marketable obligations of or obligations guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America,
(ii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having a rating in one of the two highest rating categories obtainable from either Moody's Investors Service, Inc. or Standard & Poor's Corporation, (iii) commercial paper having a rating in one of the two highest rating categories of Moody's Investors Services, Inc. or Standard & Poor's Corporation, (iv) certificates of deposit issued by, bankers' acceptances and deposit accounts of, and time deposits with, commercial banks of recognized standing chartered in the United States of America or Canada with capital, surplus and undivided profits aggregating in excess of $500,000,000, (v) agreements to sell or repurchase securities of the kind described in clauses (i) and (ii) above, and (vi) shares of money market funds that invest solely in investments of the kind described in clauses (i) through (v) above; provided, that, as to any of the foregoing, unless waived in
                   --------  ----
writing by Lender, Borrower shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments (other than such investments in the Senior Note Collateral Account and the Excess Refinancing Proceeds Account);

          (c) the existing equity investments of Borrower as of the date hereof in its Subsidiaries as of the date hereof;

          (d) the investments of Borrower in the Senior Note Collateral Account and the Excess Refinancing Proceeds Account; provided, that, (i) Borrower shall
                                             --------  ----
not, and shall not permit any Subsidiary to, after the date hereof, make any payments into or deposits of any further cash or other property into the Excess Refinancing Proceeds Account and (ii) Borrower shall not, and shall not permit any Subsidiary to, after the date hereof, make any payments into or deposits of any further cash or other property into the Senior Note Collateral Account except as required under the terms of the Senior Note Indenture as in effect on the date hereof;

          (e) loans by any Subsidiary of Borrower to Borrower or loans by any Subsidiary of Borrower to any other Subsidiary of Borrower (and, as to any loans to Borrower, Borrower shall not repay all or any portion of such loans without the prior written consent of Lender);

          (f) stock or obligations issued to Borrower by any Person (or the representative of such Person) in respect of indebtedness of such Person owing to Borrower in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument
             --------  ----
evidencing such obligations shall be promptly delivered to Lender, upon Lender's request, together with such stock power, assignment or endorsement by Borrower as Lender may request;

          (g) obligations of account debtors to Borrower arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to Borrower; provided, that, promptly upon the receipt of the original
                     --------  ----
of any such promissory note by Borrower, such promissory note shall be endorsed to the order of Lender by Borrower and promptly delivered to Lender as so endorsed;

          (h) loans and advances by Borrower or its Subsidiaries to employees of Borrower or its Subsidiaries not to exceed the principal amount of $100,000 in the aggregate at any time outstanding for: (i) reasonable and necessary work-related travel or other ordinary business expenses to be incurred by such employees in connection with their work for Borrower and (ii) reasonable and necessary relocation expenses of such employees (including home mortgage financing for relocated employees);

          (i) guarantees by any Subsidiary of Borrower of the Obligations in favor of Lender;

          (j) contingent reimbursement obligations of Borrower to any issuer of a letter of credit established, opened or maintained for the account of Borrower pursuant to the Letter of Credit Accommodations and the contingent reimbursement obligations of Borrower to BankAmerica Business Credit, Inc. in connection with letter of credit no. G753077, dated October 8, 1993, issued by Bank of America National Trust and Savings Association, payable to Bank of America, Lahore, Pakistan as beneficiary in the amount of $5,000 and letter of credit no. LASB 218793, dated March 14, 1994, issued by Bank of America National Trust and Savings Association, payable to AT&T Credit Corporation as beneficiary in the amount of $117,393; and

          (k)  the guarantees set forth in the Information Certificate.

      9.11  Dividends and Redemptions.  Borrower shall not, and shall not permit
            -------------------------
any Subsidiary to, directly or indirectly, declare or pay any dividends on account of shares of any class of capital stock of Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except, that:
- ------  ----

          (a) any Subsidiary of Borrower may declare and pay any dividends or make any other distributions to its shareholders in respect of shares of any class of capital stock;

          (b) Borrower may declare and pay dividends or make other distributions to Holdings in respect of the shares of capital stock of Borrower owned by Holdings to permit Holdings to pay Federal, State and local income taxes applicable to Borrower and its Subsidiaries; provided, that, (i) such
                                                   --------  ----
payments shall not exceed the lesser of (A) actual payments by Holdings for Federal, State and local income taxes and (B) the amount of taxes which would have been payable by Borrower if it were the parent of a separate affiliated group of which its Subsidiaries were members and (ii) the proceeds of such dividends or other distributions shall be used by Holdings to pay such taxes within five (5) business days after the receipt of such proceeds by Holdings;

          (c) Borrower may declare and pay dividends or make other distributions to Holdings in respect of the shares of capital stock of Borrower owned by Holdings to pay franchise taxes and reasonable administrative expenses (including reasonable professional fees and expenses) that benefit Borrower or its Subsidiaries; provided, that, (i) no Event of Default, or act, condition or
                  --------  ----
event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (ii) the aggregate amount of all such franchise taxes and administrative expenses paid in any fiscal year of Borrower shall not exceed $130,000, (iii) such administrative expenses shall not include any amounts for management services rendered by Morgan Lewis Githens & Ahn, Inc., or its Affiliates or management services provided by third parties which are duplicative of any such services rendered by Morgan Lewis Githens & Ahn, Inc., or its Affiliates for the benefit of Borrower or a Subsidiary of Borrower, and (iv) the proceeds of such dividends or other distributions shall be used by Holdings to pay such taxes and expenses within five (5) business days after the receipt of such proceeds by Holdings;

          (d) Borrower may declare and pay dividends or make other distributions to Holdings in respect of the shares of capital stock of Borrower owned by Holdings to permit the repurchase of Holdings Common Stock or options to purchase Holdings Common Stock from employees of Borrower (other than employees who are Affiliates or employees of a member of the Company Control Group); provided, that, (i) no Event of Default or act, condition or event which
        --------  ----
with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred, (ii) such dividends or other distributions shall be in the form of cash or Employee Notes and the amount of cash expended for all such repurchases in any fiscal year of Borrower shall not exceed the Annual Cash Amount for such fiscal year plus the unexpended Annual Cash Amount, if any, for
                            ----
the immediately preceding fiscal year (it being understood that a repurchase in a specified fiscal year shall be charged first to the unexpended Annual Cash Amount, if any, pertaining to the preceding fiscal year and then to the Annual Cash Amount, if any, pertaining to such fiscal year), (iii) each such repurchase is occasioned by the death, permanent disability or termination of employment of the holder of Holdings Common Stock or options to purchase Holdings Common Stock pursuant to the Subscription Agreement, (iv) such repurchase occurs during the time during which Borrower has an option to repurchase such shares under such Subscription Agreement and the amount of the repurchase price payable in cash in connection with such repurchase shall not exceed the purchase price for such shares specified in such Subscription Agreement (subject to any adjustment to such purchase price thereunder resulting from a future recapitalization (or transaction in the nature of a recapitalization) of the Borrower), (v) if Employee Notes have been issued in connection with the repurchase of Holdings Common Stock or options to purchase Holdings Common Stock in accordance with the foregoing, any unexpended Annual Cash Amount that is available to the Borrower for the payment of dividends or other distributions to Holdings pursuant to this
Section 9.11(d) may be used
to repay such Employee Notes (without any prepayment premium), and the Annual Cash Amount available to the Borrower for the payment of such Distributions shall be reduced by the amount of the principal paid in connection with the prepayment of such Employee Notes, and (vi) the proceeds of such dividends or other distributions are used by Holdings to repurchase Holdings Common Stock or options to purchase Holdings Common Stock as provided above within five (5) business days after the receipt of such proceeds by holdings.

      9.12  Transactions with Affiliates.  Borrower shall not enter into any
            ----------------------------
transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than Borrower would obtain in a comparable arm's length transaction with an unaffiliated person; provided,
                                                                   --------
that, the foregoing shall not apply to any transfer by any Subsidiary of
- ----
Borrower of the properties or assets of such Subsidiary to Borrower or any other Subsidiary of Borrower. Any cash or other property or consideration required to be paid or furnished by Borrower to any Subsidiary of Borrower as a result of such transfer of properties or assets to Borrower shall be on fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with an unaffiliated person.

      9.13  Compliance with ERISA.  Borrower shall not with respect to any
            ---------------------
"employee pension benefit plans" maintained by Borrower or any of its ERISA
Affiliates:

          (a) (i) terminate any of such employee pension benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA, (iii) fail to pay to any such employee pension benefit plan any contribution which it is obligated to pay under Section 302 of ERISA,
Section 412 of the Code or the terms of such plan, (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation or
(vi) incur any withdrawal liability with respect to any multiemployer pension plan.

           (b) As used in this Section 9.13, the term "employee pension benefit plans," "employee benefit plans", "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in
Section 4975 of the Code and ERISA.

      9.14  Working Capital.  Borrower shall, at all times, maintain Working
            ---------------
Capital of not less than $50,000,000.

      9.15  Adjusted Net Worth.  Borrower shall, at all times, maintain Adjusted
            ------------------
Net Worth of not less than $5,000,000.

      9.16  Costs and Expenses.  Borrower shall pay to Lender on demand all
            ------------------
costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for title insurance and other insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender's customary charges and fees with respect thereto; (d) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (e) costs and expenses of preserving and protecting the Collateral; (f) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of $500 per person per day for Lender's examiners in the field and office; and (h) the fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

      9.17  Further Assurances.  At the request of Lender at any time and from
            ------------------
time to time, Borrower shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Lender may at any time and from time to time request a certificate from an officer of Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Lender has received such certificate and, in addition, Lender has determined that such conditions are satisfied. Where permitted by law, Borrower hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.


SECTION 10.   EVENTS OF DEFAULT AND REMEDIES
              ------------------------------

      10.1  Events of Default.  The occurrence or existence of any one or more
            -----------------
of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

          (a) Borrower fails to pay when due any of the Obligations or fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements;

          (b) any representation, warranty or statement of fact made by Borrower to Lender in this Agreement, the other Financing Agreements or any other agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

          (c) any Obligor revokes, terminates or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;

          (d) any judgment for the payment of money is rendered against Borrower or any Obligor in excess of $500,000 in any one case or in excess of $1,000,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against Borrower or any Obligor or any of their assets;

          (e) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or Borrower or any Obligor, which is a partnership or corporation, dissolves or suspends or discontinues doing business;

          (f) Borrower or any Obligor becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;

          (g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

          (h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by Borrower or any Obligor or for all or any part of its property; or

          (i) any default by Borrower or any Obligor under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, (including, without limitation, the Senior Note Indenture and the other Senior Note Documents and the Subordinated Note Indenture and the other Subordinated Note Documents), which default continues for more than the applicable cure period, if any, with respect thereto, or any default by Borrower or any Obligor under any material contract, lease, license or other obligation to any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto;

          (j)  a Change of Control shall occur;

          (k) the indictment or threatened indictment of Borrower or any Obligor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings (other than proceedings contemplated by Section 10(g) hereof) against Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such Obligor;

          (l) there shall be a material adverse change in the business or assets or the occurrence of any event or condition which, in Lender's good faith determination, has a reasonable likelihood of resulting in a material adverse change in the business or assets of Borrower or any Obligor after the date hereof; or

          (m) there shall be an event of default under any of the other Financing Agreements.

      10.2  Remedies.
            --------

          (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral. Lender is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral.

          (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any
                                     --------  ----
Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower, to the extent permitted by law, waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

          (c) In the event that Borrower is for any reason deemed domiciled in or any of the Collateral is located in, the State of Louisiana or any security interest created by this Agreement or any of the other Financing Agreements is required to be governed by, and interpreted in accordance with, the laws of the State of Louisiana, if an Event of Default occurs:

               (i) Lender shall have all remedies available to a secured party under the Louisiana Commercial Laws Secured Transaction, La. R.S. 10:9-101
et seq. in addition to the remedies provided in this Agreement and any of the
- -- ---
other Financing Agreements or any other applicable law.

               (ii) For purposes of executory process under the laws of the State of Louisiana, Borrower hereby acknowledges the Obligations and confesses judgment in favor of Lender for the full amount of the Obligations, including, without limitation, principal, interest, expenses, reasonable attorneys' fees, and all other fees, and consents that judgment be rendered and signed whether during term of court or in vacation for the full amount of the Obligations.

               (iii) Borrower hereby expressly waives, to the extent permitted by Louisiana law: (A) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure conferring such benefits, (B) the demand and three (3) days delay accorded by Articles 2639 and 2721 of the Louisiana Code of Civil Procedure, (C) the notice of seizure required by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure, (D) the three (3) days delay provided in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure, (E) the benefit of the other provisions of Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure, (F) the benefit of the provisions of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above, and (G) all rights of division and discussion with respect to the Obligations.

               (iv) In the event Lender elects, at its option, to enter suit via ordinaria on the Obligations, in addition to the foregoing confession of judgment, Borrower hereby waives citation, other legal process, and legal delays and hereby consents that judgment for all amounts due on the Obligations, including, without limitation, principal, interest, expenses, attorneys' fees and all other fees, be rendered and signed immediately, whether during the court's term or during vacation.

               (v)  Pursuant to La. R.S. 9:5136 et seq., Borrower hereby
                                                -- ---
designates Lender or any employee, agent, or other person named by Lender at the time of seizure to serve as keeper, pending judicial sale, of any Collateral of which seizure is effected by Lender under the laws of the

State of Louisiana. The keeper's fees shall be determined by the court before which the proceedings are pending and shall be secured by this Agreement and the other Financing Agreements.

               (vi) At any time on or after the occurrence of an Event of Default, Lender may proceed by summary process against Borrower to obtain possession of any instruments and documents included in the Collateral to exercise Lender's right to sell the instruments and documents pursuant to La.R.S. 10:9-503(1)(b), to enforce the instruments and documents as provided by La. R.S. 10:9-207 and 9-502, or to obtain the endorsement of Borrower on the instruments and documents. Lender may sell, in the manner and with the effect as provided by La. R.S. 10:9-504, the following Collateral: (A) goods included in the Collateral or that are in Lender's possession or that have been voluntarily delivered or surrendered to Lender by Borrower, either before or after an Event of Default and (B) instruments, documents and Accounts included in the Collateral. To the maximum extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the repossession, retention, or sale of the Collateral, except those resulting from actions taken or not taken by Lender that are found pursuant to a final non-appealable order of a court of competent jurisdiction to constitute gross negligence or wilful misconduct.

               (vii) Borrower agrees that the Collateral may be sold at one or more sales, whether judicial, public or private. Borrower agrees that in the event of a judicial sale of Collateral, notice of the judicial sale given pursuant to the Louisiana Revised Statutes and the Louisiana Code of Civil Procedure is reasonable notification of the sale. In the event of a public sale of the Collateral, Lender shall have the right to conduct the sale on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sale for such time or times as Lender may see fit.

               (viii) Lender shall have the right to cause all and singular the Collateral to be seized and sold under executory process without appraisement, appraisement being hereby expressly waived, as an entirety or in parcels, as Lender may determine, to the highest bidder for cash.

          (d) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

          (e) Without limiting the foregoing, upon the occurrence of an Event of Default, Lender may, at its option, without notice, (i) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Loans and Letter of Credit Accommodations available to Borrower and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Lender to Borrower.

SECTION 11.    JURY TRIAL WAIVER; OTHER WAIVERS
          AND CONSENTS; GOVERNING LAW
          --------------------------------

      11.1  Governing Law; Choice of Forum; Service of Process; Jury Trial
            --------------------------------------------------------------
Waiver.
- ------

          (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

          (b) Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Circuit Court of Cook County, Illinois and the United States District Court for the Northern District of Illinois and waive any objection based on venue or forum non conveniens with respect to any action
                            ----- --- ----------
instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property).

          (c) To the extent permitted by law, Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Lender against Borrower for the amount of the claim and other relief requested.

          (d) BORROWER AND LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (e) Lender shall not have any liability to Borrower (whether in tort, contract, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

      11.2  Waiver of Notices.  Borrower hereby expressly waives demand,
            -----------------
presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Borrower which Lender may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

      11.3  Amendments and Waivers.  Neither this Agreement nor any provision
            ----------------------
hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

      11.4  Waiver of Counterclaims.  Borrower waives all rights to interpose
            -----------------------
any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

      11.5  Indemnification.  Borrower shall indemnify and hold Lender, and its
            ---------------
directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

SECTION 12.  TERM OF AGREEMENT; MISCELLANEOUS
             --------------------------------

      12.1  Term.
            ----

          (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 30, 1997 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrower may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other Financing
                      --------  ----
Agreements must be terminated simultaneously. In addition, Lender may, at its option, terminate this Agreement and the other Financing Agreements upon notice to Borrower at any time during the thirty (30) day period following the date on which Borrower shall mail notice to the holders of the Subordinated Notes of an "Asset Sale Offer" (as defined in the Subordinated Note Indenture as in effect on the date hereof); provided, that, in the event Lender so elects to terminate
                     --------  ----
this Agreement, (i) Borrower agrees to pay, on demand, the then applicable early termination fee provided for in Section 12.1(c) below and (ii) Borrower shall not be required to deposit with Lender, pursuant to the requirements of this
Section 12.1(a) cash collateral with respect to any issued and outstanding Letter of Credit Accommodations for up to thirty (30) days following the date on which the Borrower shall receive notice of such termination. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Chicago time.

          (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

          (c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                    Amount                        Period
                    ------                        ------

     (i)      Three (3%) percent of the  From the date hereof to and including
              Maximum Credit             August 11, 1995

     (ii)     Two (2%) percent of the    From August 12, 1995 to and
              Maximum Credit             including August 11, 1996

     (iii)    One (1%) percent of the    From August 12, 1996 to and
              Maximum Credit             including June 29, 1997

Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations.

      12.2  Senior Indebtedness.  This Agreement, which is the instrument
            -------------------
creating and evidencing the Obligations and pursuant to which the same are outstanding, hereby expressly provides that the Obligations are and shall be in all respects senior in right of payment to the Securities (as such term is defined in the Subordinated Note Indenture) and the Obligations are and shall be "Senior Indebtedness" (as such term is defined in the Subordinated Note Indenture).

      12.3  Notices.  All notices, requests and demands hereunder shall be in
            -------
writing and (a) made to Lender at its address set forth below and to Borrower at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

      12.4  Partial Invalidity.  If any provision of this Agreement is held to
            ------------------
be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      12.5  Successors.  This Agreement, the other Financing Agreements and any
            ----------
other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrower and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after notice to Borrower, assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit Accommodations or any other interest herein to another financial institution or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.

      12.6  Entire Agreement.  This Agreement, the other Financing Agreements,
            ----------------
any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

     IN WITNESS WHEREOF, Lender and Borrower have caused these presents to be duly executed as of the day and year first above written.


 LENDER                             BORROWER
 ------                             --------

 CONGRESS FINANCIAL CORPORATION     HAYNES INTERNATIONAL, INC.
   (CENTRAL)

 By: /s/ KENNETH SANDS              By: /s/ JF BARKER
    ------------------------           -------------------------------

 Title: Vice President              Title: Vice President Finance
       ----------------------             -------------------------

 Address:                           Chief Executive Office:
 -------                            ----------------------

 100 South Wacker Drive             1020 West Park Avenue
 Chicago, Illinois 60606            Kokomo, Indiana 46904-9013
 Attention:  Mr. William H. Bloom   Attention:  Chief Financial Officer
 Telecopier No.:  312-332-0424      Telecopier No.:  317-456-6905

                                    EXHIBIT A

                             INFORMATION CERTIFICATE
                                       OF
                           HAYNES INTERNATIONAL, INC.
                           --------------------------


                                                           Dated:  July 15, 1994
                                                                   -------    --

Congress Financial Corporation (Central)
                                -------
100 South Wacker Drive, Suite 1940
- ----------------------------------
Chicago, IL 60606
- -----------------

In order to assist you in the continuing evaluation of the financing you are considering of Haynes International, Inc. (the "Corporation") and to expedite
               --------------------------
the preparation of any documentation which may be required and to induce you to provide such financing to the Corporation, we represent and warrant to you the following information about the Corporation, its organizational structure and other matters of interest to you:

1. The full and exact name of the Corporation as set forth in its Certificate of Incorporation is:

     Haynes International, Inc.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


2. The Corporation uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

     None
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     In the event any trade name appears on an invoice, a sample copy of such invoice is annexed.

3.   The date of incorporation of the Corporation was December 1, 1986, under
                                                      ----------------
     the laws of the State of Delaware, and the Corporation is in good standing
                              --------
     under those laws. The Corporation has never been involved in a bankruptcy or reorganization except: (explain)

     N/A
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

4. The Corporation is duly qualified and authorized to transact business as a foreign corporation in the following states and is in good standing in such states:

     See Exhibit I
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

5. Since the date of incorporation, the corporate name of the Corporation has been changed as follows:

              Date                        Prior Name
              ----                        ----------

           No Change
           ---------                  --------------------

           ---------                  --------------------

           ---------                  --------------------


6. Since the date of incorporation, the Corporation has made or entered into the following mergers or acquisitions:

     See Exhibit VII
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7.   The chief executive office of the Corporation is located at:

     See Exhibit II
     ---------------------------------------------------------------------------
     Street Address              City         State        County

8. The books and records of the Corporation pertaining to accounts, contract rights, inventory, etc. are located at (if other than the chief executive office referred to in Section 7 above):

     Same as above
     ---------------------------------------------------------------------------
     Street Address              City         State        County

9. The Corporation has other places of business and/or maintains inventory or other assets at the following addresses (indicate whether locations are owned, leased or operated by third parties and if leased or operated by third parties, their name and address):

     See Exhibit II
     ---------------------------------------------------------------------------
     Street Address              City         State  Lessor/Operator

     ---------------------------------------------------------------------------
     Street Address              City         State  Lessor/Operator

     ---------------------------------------------------------------------------
     Street Address              City         State  Lessor/Operator

10. The premises listed below owned by the Corporation are subject to mortgages as follows (state name and address of mortgagee and approximate principal balance of mortgage):

        Location               Mortgagee             Principal Balance
        --------               ---------             -----------------

     All locations        Society National Bank,  Senior Secured 11-1/4%
     -------------------- ----------------------  ----------------------
     owned by Borrower    as Trustee              $50,000,000
     -------------------- ----------------------  -----------------------
     noted on Exhibit II.                         Notes Dues 1998
     -------------------- ----------------------  -----------------------

11. The places of business or other locations of any assets used by the Corporation during the last four (4) months other than those listed above are as follows:

     N/A
     ---------------------------------------------------------------------------
     Street Address                  City           State

     ---------------------------------------------------------------------------
     Street Address                  City           State

     ---------------------------------------------------------------------------
     Street Address                  City           State

12. The Corporation is affiliated with, or has ownership in, the following corporations (including subsidiaries):

                     Chief         Jurisdiction        Ownership
                   Executive            of           Percentage or
     Name            Office       Incorporation       Relationship
     ----          ---------      -------------      --------------


     See Exhibit III
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

13.  The Federal Employer Identification Number of the Corporation is as
     follows:
     06-1185400
     ---------------------------------------------------------------------------

14. There is no provision in the Certificate of Incorporation or By-laws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of the Corporation or any subsidiary. Such power is vested exclusively in its Board of Directors. YES
                          ---

15.  The officers of the Corporation and their respective titles are as follows:

           Title                        Name
           -----                        ----

     See Exhibit IV
     ------------------           ----------------

     ------------------           ----------------

     ------------------           ----------------

     ------------------           ----------------


     The following will have signatory powers as to all your of transactions with the Corporation:

     Michael D. Austin             Dennis S. Acuncius
     ---------------------------------------------------------------------------
     Joseph F. Barker              Marcel Martin
     ---------------------------------------------------------------------------
     F. Galen Hodge
     ---------------------------------------------------------------------------

16. With respect to the officers noted above, such officers are affiliated with or have ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

     See Exhibit V
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

17.  The members of the Board of Directors of the Corporation are:

     See Exhibit VI
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

18. The name of the stockholders of the Corporation and their stock holdings are as follows (if stock is widely held indicate only stockholders owning 10% or more of the voting stock):

                                                        Ownership
     Name                   No. of Shares               Percentage
     ----                   -------------               ----------

     The Stockholder of Haynes International, Inc. is Haynes Holding, Inc.
     ---------------------------------------------------------------------------
     Holdings owns 100% or all 100 shares of Haynes International, Inc.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

19. There are no judgments or litigation pending by or against the Corporation, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

     See Exhibit VIII
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

20. At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

     None
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

21. The Corporation's assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

                                                      Amount of
        Lienholder             Assets                Debt Secured
        ----------             ------                ------------

     B.A.B.C.             A/R + Inventory          $16,000,000
     -------------------- ---------------------    -----------------
     Senior Secured Notes PP&E                     $50,000,000
     -------------------- ---------------------    -----------------
     (See Exhibit X)
     -------------------- ---------------------    -----------------

     -------------------- ---------------------    -----------------

22. The Corporation has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

                                                                  Amount of
        Debtor                           Creditor                Obligation
        ------                           --------                ----------

     Except for endorsements on drafts and checks created
     ----------------------       ----------------------     -------------------
     in the ordinary course of business.
     ----------------------       ----------------------     -------------------


23. The Corporation does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

     See Exhibit IX
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


24.  The Corporation's fiscal year ends: September 30
                                         ---------------------------------------

25.  With regard to any pension or profit sharing plan:

     (a)  A determination as to qualification has been issued.
     (b) Funding is on a current basis and in compliance with established requirements. YES
                         ---

26.  Certified Public Accountants for the Corporation is the firm of:

     Name   Coopers & Lybrand
          ----------------------------------------------------------------------
     Address   490 Lincoln Bank Tower, Fort Wayne, IN 46282
             -------------------------------------------------------------------
     Partner Handling Relationship    Thomas Jones
                                   ---------------------------------------------
     Were statements uncertified for any fiscal year?   No
                                                      --------------------------

27. Prompt written notice will be given you of any change or amendment with respect to any of the foregoing. Until such notice is received by you, you shall be entitled to rely upon the foregoing in all respects.

                                   Very truly yours,
CORPORATE SEAL TO BE
AFFIXED HEREINBELOW                HAYNES INTERNATIONAL, INC.


                                   By:
                                      -----------------------------------------
                                   Title:  Vice President-Finance

                                    EXHIBIT I

                                     Item 4.

                            Dated as of July 14, 1994



                         ORGANIZATION AND QUALIFICATION



         Status In Which Qualified To Do Business As Foreign Corporation
         ---------------------------------------------------------------


                                     Indiana
                                    Louisiana
                                      Texas
                                   California
                                   Connecticut
                                    Tennessee

                                   EXHIBIT II

                                     Item 7.

                       Chief Executive Office of Borrower
                       ----------------------------------


                              1020 West Park Avenue
                                  P.O. Box 9013
                           Kokomo, Indiana 46904-9013

                                  Howard County



                                     Item 9.


              Other Places of Business or Assets of the Corporation
              -----------------------------------------------------

                        (a) Locations Owned by Borrower:

                              1020 West Park Avenue
                                 P. O. Box 9013
                           Kokomo, Indiana 46904-9013

                          2000 West Deffenbaugh Street
                              Kokomo, Indiana 46902

                                 Highway 80 West
                              Route 1, P. O. Box 8
                            Arcadia, Louisiana 71001

                                     Item 9.

              Other Places of Business or Assets of the Corporation
              -----------------------------------------------------
                                   (Continued)


                        (b) Locations Leased by Borrower:

                            722 South Lindsay Street
                              Kokomo, Indiana 46901
                             Landlord:  Just D, Ltd.

                                  Stadium Plaza
                           1520 South Sinclair Street
                            Anaheim, California 92806
                       Landlord:  RREEF USA Fund-II, Inc.

                             430 Hayden Station Road
                           Windsor, Connecticut 06095
         Landlord:  Teacher's Retirement System of the State of Illinois

                            Northwood Industrial park
                                   12241 FM529
                              Houston, Texas 77041
                        Landlord:  Texas Development Co.


                 (c) Locations Not Owned or Leased by Borrower:

                                See Attachment A




                                                                    Attachment A

06/09/93  APPROVED VENDER LISTING

                                   PHONE #
NAME          ADDRESS              FAX #          PROCESS       CONTACT
ACRALINE      641 CLEVELAND ST.    317-675-8841   PLASMA        TOM BOURIFF-QUOTES
PRODUCTS,     TIPTON, IN 46072     317-675-6150   CUTTING       JEFF JOHNSON
INC.

AEROCHEM      8801 ELMIRAGE        619-246-4191   CHEM          MIKE BURNHAM
              ADALANTO, CA 02301   619-388-4221   MILLING       DOUG SHILLING

ALLVAC        PO BOX 759           704-289-4511   GFM-55        DAVE BAKICH SALES
TELEDYNE      ASHCRAFT AVE.        704-283-0135                 JOHN PIGG-CONV. MGR
              MONROE, NC 28110

              STATE RD 919                        COIL TO       DAVE BAKICH
              S. BOSTON VA 24592                  STRA BAR      ROGER JOHNSON

AVESTA, INC.  ST. RD. 38 WEST      317-529-0120   PLATE         JOHN GLAISTER
              NEW CASTLE, IN 47362 317-521-7336   FLATTENING    PROD CONT MGR
                                                                CHRIS STREIT MFG MGR

BRAMMALL,     PO BOX 208           219-665-3176   COIL          GALE BOOTS-SALES
INC.          ANGOLA, IN 46703                    REALIGN       SHERLYN-SALES

CC LEWIS      PO BOX 1810          800-628-8864   SPECIAL       ROBERT COURNOYER-
              209 PAGE BLVD        413-736-8030   PLATTEN       PRES
              SPRINGFIELD, MA 01101

C.F. ROARK    PO BOX 67            317-852-3163   LASER CUT     TED ROARK
              BROWNSBURG IN 46112          2738

CLIMAX        460 JAY ST           517-279-9511   EXTRUSION     JOE HIRT MGR
SPECIALTY     COLDWATER MI 49036   517-279-9512                 JOHN SCHIEDLER-
METALS                                                          SCHEDULER

DEAKINS       301 N. MURPHY AVE.   812-446-2651   CIRCLE        BRIAN DEAKINS-
METAL         BRAZIL, IN 47834     812-446-2277   SHEARING      PLT MGR
SPINNING                                                        JEFF DEAKINS
                                                                COMPTROLLER
                                                                DIANNA-SALES





DEARBORN,     80 PORTLAND ST       207-935-2171   TREPANNING    TOM SHAFFNER-
INC.          FRYEBURG ME 0403     207-935-2908                 COMPTROLLER
                                                                FRANK LAWRENCE-
                                                                SALES

ELGILOY LTD   1565 FLEETWOOD DR.   312-695-1900   THIN GAGE     AL SCHOEK
PARTNERSHIP   ELGIN, IL 60123      312-695-0169   COIL          STAN CZUBA-ENG

FAB-ALLOYS    1163 BRIDGE ST.      517-787-4313   BAR OUT TO    KATHY LEVY-SALES
CO.           JACKSON, MI 49203    517-787-2128   LGTH FROM     PHIL CLARK-SALES
                                                  COIL

FAXON         3325 COLERAIN AVE    513-681-0513   TREPANNING    BARRY FAXON
MACHINING     CINCINNATI, OH 45223 513-681-0798   BOB FAXON

GAUER METAL   PO BOX 158           201-241-4080   GAUER EDGE    MARIE LONG
PRODUCTS      175 N. MICHIGAN AE   201-245-2325
              KENILWORTH, NJ 07033

G & S         1550 SPRUCE ST       216-263-0564   BAR           DUANE HOFSTETTER-
              EXTENSION            216-262-1550   DRAWING       SALES
              WOOSTER, OH 44691

HARRINGTON    PO BOX 2246          615-479-8691   PERFOR-       WAYNE HALL SALES
& KING SOUTH  CLEVELAND TN         800-251-6026   ATING
              37320-2248           615-479-8694

HYPER         PO BOX 247           313-772-0571   FORM &        RAY WEJRANDT
ALLOYS        29153 GROESBECK HWY  313-772-8751   WELD
              ROSEVILLE MI 48066

INCO ALLOYS   HUNTINGTON           304-526-5100   ROD COIL      PHIL SKEEN
              WV. 25720            304-526-5984   ROLLING

INDUSTRIAL    2131 NORTHWESTERN
HEAT TREAT    AVE.                 317-924-4321   HEAT TREAT    DICK GREEN-HT TREAT
              INDPLS, IN 46207     317-924-1703   DYE PEN       MERRILL MILLER-
                                                  INSPECTION    DYE PEN

KEN-TRON      1204 INDUSTRIAL DR   502-684-0431   FINE WIRE     BRAUN MISCHEL-CONV
MFG.          OWNESBORO, KY 42302  502-684-0435   DRAWING       CATHY PULLEN-SALES
                                                                DON ROBERTS-PLT MGR


LARSONS &     2645-65 N.           312-772-9700   RING          GLENN LARSON
SONS          KEELER AVE.                         FORGING
              CHICAGO, IL 60639

LATROBE       LATROBE, PA 15650    412-537-7711   ROD COIL      DOUG HODZAK
STEEL CO                           412-537-3080   ROLLING

LUICK         4401 S.              317-286-1818   WATERJET      BOB NOTTINGHAM
QUALITY       DELEWARE DR.         317-288-2346   CUTTING
GAGE & TOOL   MUNCIE, IN 47302

LUKENS        PO BOX 7780-1073     215-383-2000   WIDE PLATE    JIM FORSYTHE-3191-
STEEL CO      COATSVILLE, PA 19320                215-386-2182  PROCESSING SALES
                                                                JOHN GILLEN-2978-
                                                                SCHEDULING

MAIN STEEL    2100 GREENWOOD       708-869-4913   PLAT/CUT      MIKE GOLDBERG-PLT
              EVANSTON IN 60201    708-869-6490   LENGTH        MGR

MCKAY         850 GRANTLEY RD      800-346-2529   COATED        DEBBIE LEEDY-SALES
              YORK, PA 17405       717-346-2365   ELECTRODES

MOON          700 W MORGAN ST      317-459-4194   SAND          REX VEACH-PLT MGR
FABRICATING   KOKOMO, IN 46901     317-452-6090   BLASTING      TODD VEACH

NORTH-        411 N MAIN ST        203-621-8991   SPECIAL       GARY MAJCHRZAK
EASTERN       SOUTHINGTON CT       203-621-1602   WIRE          LUCY CLARK
SHAPED WIRE   06489                               ROLLING

P&C METAL     340 GLENDALE-        513-771-9143   PLATE/SHEET   JAMES MULCAHEY-ENG
POLISHING     MILFORD RD           513-771-9164   POLISHING     DONNA-SALES
              CINCINNATI, OH 45215

PRECISION     3500 N. WOLF RD      312-455-7000   SLITTING      GUS KELLEY-CONV
STEEL WHSE    FRANKLIN PARK, IL    312-455-1341   FLAT/OUT      SALES
              60131

QUALITY       3860 PROSPECT ST     317-357-8691   HEAT          DICK MATSON
STEEL         INDPLS, IN 46203     317-357-8695   TREATING      KEVIN MATSON
TREATING CO





RODNEY        1357 E. RODNEY       508-996-5691   THIN GAGE     MIKE NESTER-
METALS        FRENCH BLVD          508-993-3176   COIL          SALES MGR
(TELEDYNE)    NEW BEDFORD,                        ROLL/ANNEAL/
              MA 02742                            FINISHING

ROMAC         PO BOX 836           800-438-6628   MFG PIPE      PHIL MORGAN
METALS        TROUTMAN             704-528-5058
              NC 28166

ROME METALS   PO BOX 106           412-775-1664   PLATE OUT     JOHN DIOGUARDI-MGR
              499 DELEWARE AVE     412-775-1668   & GRIND
              ROCHESTER, PA 15074                               BLAST

              W. NEW CASTLE ST     412-452-1040   PLATE GRIND   DAVE ROBSON-PLT MGR
              RTE 588                             SHEAR
              ZELIENOPLE, PA 16063

SERVICE       MAPLE ST EXT         804-798-1381   PUNCH         WILLIAM SMALL QLTY
MACHINE       ASHLAND VA 23005     804-752-6440   HOLES IN      MGR
& WELDING                                         PLATE

SHALMET       PO BOX 202           717-366-1411   ROD COIL      JOE MATTERA-MFG
CORP          DEER LAKE IND. PARK                 717-366-1829  SHAVINGROSE SNINSKY-SALES
              ORWIGSBURG, PA 179961                             HELMUT ORTMAN

STEEL         300 N 3RD ST         800-848-0496   FLAT-OUT      VERN CHARLTON
CEILINGS      COSHOCTON, OH 43812                 614-622-8971  LENGTH

T. BRUCE      PO BOX 607           412-528-9944   FLATTEN       DICK MCBRIDGE
SALES         RT 18 &              412-528-2050   PLATE         ART HOOVER
              CARBOUGH ST                         PRESS
              WEST MIDDLESEX PA 16159

TATE MODEL    PO BOX 3012          317-452-8283   CASTING       TIM TATE
&             3030 N. COUNTY RD                                 TED TATE
ENGINEERING   KOKOMO IN 46901

TOOL KING     275 LARKIN DR        312-537-2881   SLITTING      PETER HESTAD-MGR
              WHEELING, IL 60090   312-537-6937                 JOEY-SALES

ULBRICH       PO BOX 294           203-239-4480   THIN GAGE     GEORGE WOODHULL-
STAINLESS     57 DODGE AVE         203-239-7479   COIL          SALES
STEEL         NORTH HAVEN CT 06473                              BILL FERGUSON-SALES
                                                                RON BRUCKER-ENG




WESTERN       780 REED RD          408-727-7000   UPSET FORGE   BILL FOURMAN
FORGE         SANTA CLARA          408-968-7906
& FLANGE      CA 95050

WILLIAMS      7640 REINOLD RD      513-821-5555   ABRASAVE-     WAYNE WORKS-SUPT.
& CO.         CINCINNATI, OH 4523  (EXT 54)       PLASMA CUT
              2105 LARRICK RD      614-439-5002   GAUER-        JACKIE ROBINSON-
              CAMBRIDGE, OH 43725  (REQUEST       SHEAR &       SALES
                                   FAX)           FLAT/CUT,     KEN STUMP-PLT MGR
                                                  SLIT

WIRCO         PO BOX 609           219-897-3768   BAR OUT TO    PHIL SCHLINK
              105 PROGRESS WAY     219-897-2525   LENGTH        TOM WRIGHT
              AVILLA IN 46710                     FROM COIL


                                            EXHIBIT III
                                              Item 12.
                                    SUBSIDIARIES AND AFFILIATES
                                    ---------------------------

Subsidiaries:
- ------------

                      Jurisdiction         Chief
                           of            Executive            Common Shares:
Name                  Incorporation        Office      Outstanding      Authorized       Owned by:
- ----                  -------------      ----------    -----------      ----------       ---------
Haynes Sour Gas       Delaware         See Exhibit V       1,000          1,000          100% by Haynes
 Tubulars, Inc.                         Attachment B                                     International,
Inc.

Nickel-Contor AG      Switzerland      See Exhibit V       5,000          5,000          100% by Haynes
 fur Nickel und                         Attachment B                                     International,
Inc.
 Nickellegierungen
 ("Nickel-Contor AG")

Haynes International  France           See Exhibit V       310,000        310,000        100% by Haynes
 S.A.R.L.                               Attachment B                                     International,
Inc.

Haynes International  England          See Exhibit V       10,000         10,000         100% by Haynes
 LTD.                                   Attachment B                                     International,
Inc.

Haynes International  Italy            See Exhibit V       20,000,0001    20,000,0001    100% by Nickel
 S.R.L.                                 Attachment B                                     Contor A.G.

CabVal2               N/A              See Exhibit V       N/A            N/A            50% by Haynes
                                        Attachment B                                     International, Inc.
                                                                                         50% by Vallourec
                                                                                         S.A.

1    Denomination of Liras

2 CabVal is a partnership governed by the Uniform Partnership Act as adopted by the State of New York and is not qualified to do business in any state other than Texas. Haynes Sour Gas Tubulars, Inc. has a 50% general partnership interest in CabVal.

Affiliate:
- ----------

Name                                   Relationship to Borrower
- ----                                   ------------------------

Haynes Holdings, Inc. ("Holdings")     Owns 100% of common stock of Borrower

MLGA Fund II                           Owns 82.2% of common stock of Holdings

K.A.M. Specialties, Inc. ("K.A.M.")    Borrower owns 10% of common stock

                                   EXHIBIT IV

                                    Item 15.


                     Officers of Haynes International, Inc.


                              Michael D. Austin
                              President & CEO

                              F. Galen Hodge
                              Vice President - International

                              Joseph F. Barker
                              Vice President - Finance,
                              Secretary, Treasurer

                              Marcel Martin
                              Controller

                              Dennis S. Acuncius
                              Vice President - Sales & Marketing


                          Officers of Haynes Holdings, Inc.

                              Michael D. Austin
                              President & CEO

                              Joseph F. Barker
                              Secretary & Treasurer

                              Perry J. Lewis   }  All are:
                              Sangwoo Ahn      }     Assistant Secretary/
                              Ira Starr        }     Assistant Treasurer/
                                                     Assistant Vice President

                                         EXHIBIT V

                                          Item 16.


Name of Corporation              Individual                   Affiliation
- -------------------              ----------                   -----------
Nickel-Contor AG               Michael D. Austin         Director, Chairman
   fur Nickel und
   Nickellegierungen
   ("Nickel-Contor AF")


Haynes International LTD       Michael D. Austin         Director, Chairman


CabVal                         Dennis S. Acuncius        Member, Executive Committee
                               F. Galen Hodge            Member, Executive Committee


Haynes Holdings, Inc.          Michael D. Austin         Ownership of less than 1%/Director
   ("Holdings")                Joseph F. Barker          Ownership of less than 1%/Director
                               F. Galen Hodge            Ownership of less than 1%


MLGA Fund II


Haynes Sour Gas Tubing         Michael D. Austin         Director
                               Joseph F. Barker          Director
                               Dennis S. Acuncius        Director



See Attachment B for Addresses

                                  Attachment B.


Addresses per Locations:

- -    U.S.A.                                     -    ITALY
     Haynes Sour Gas Tubulars, Inc.                  Haynes International S.R.L.
     1020 West Park Avenue                           Viale Brianza, 8
     P. O. Box 9013                                  20127 Milano
     Kokomo, Indiana 46904-9013                      Tel:  39-2-2614-1331
     Tel:  317-456-6000                              Telex:  3505-87-MZMI
     Telex:  27-2280 or 27-2232                      Fax:  39-2-282-8273
     Fax:  317-456-6905
                                                -    U.S.A.
- -    SWITZERLAND                                     CabVal
     Nickel-Contor AG                                14811 St. Marys Lane
     Gotthardstrasse 21                              Suite 150
     CH-8022 Zurich                                  Houston, TX 77079
     Tel:  41-1-201-7322                             Tel:  713-589-2000
     Telex: 815-601                                  Telex:  N/A
     Fax:  41-1-201-7333                             Fax:  713-589-7056

- -    FRANCE
     Haynes International, S.A.R.L.
     Boite Postale 7110
     95054 CERGY PONTOISE Cedex
     Tel:  33-1-34-48-3100
     Telex:  605373
     Fax:  33-1-30-37-8022

- -    ENGLAND
     Haynes International, Ltd.
     P. O. Box 10
     Parkhouse Street
     Openshaw
     Manchester M11 2ER
     Tel:  44-61-230-7777
     Telex:  667611
     Fax:  44-61-223-2412

                                   EXHIBIT VI

                                    Item 17.

                               Board of Directors

                               As of July 15, 1994



        Name                            Position with the Company
        ----                            -------------------------

        Michael D. Austin               President and Chief Executive Officer;
                                        Director

        Joseph F. Barker                Vice President, Finance;
                                        Chief Financial Officer;
                                        Director

        John A. Morgan                  Director

        William F. Ludwig               Director

        Perry J. Lewis                  Director, Chairman of the Board

        Thomas F. Githens               Director

        Sangwoo Ahn                     Director

        Ira Starr                       Director

        Paul F. Troiano                 Director

        Robert B. Egan                  Director

                                   EXHIBIT VII


Response to Item 6
- ------------------

     Haynes Holdings, Inc. ("Holdings") and Haynes Acquisition Corporation ("HAC") were formed by Morgan Lewis Githens & Ahn, Inc. ("MLGA"), an international investment banking firm, and management of Haynes International, Inc. (the "Company") in connection with the Acquisition of the Company from Cabot Corporation in August 1989 (the "Acquisition"). In the Acquisition, Holdings caused HAC to acquire all the outstanding shares of the Company, and immediately thereafter HAC was merged into the Company. As a result of the Acquisition, the Company is a wholly-owned subsidiary of Holdings, a Delaware corporation, owned by affiliates of Morgan Lewis Githens & Ahn, certain management employees of the Company, and other investors.

                                  EXHIBIT VIII


Response to Item 19
- -------------------

     Haynes International, Inc. v. Stephen B. MacNeil v. Haynes International,
     -------------------------------------------------------------------------
Inc., and Haynes Holdings, Inc., Cause No. 29C01-9302-CP-00100, Hamilton County,
- --------------------------------------------------------------------------------
Indiana, Circuit Court.  The Company filed this action to recover amounts
- ----------------------
allegedly paid to Mr. MacNeil to terminate or extinguish stock options issued to him by Holdings. Subsequently, Mr. MacNeil asserted various claims against the Company and Holdings.

     Employment Discrimination Claims:
     --------------------------------


     (1)  Stewart, Joseph:  EEOC Charge Nos. 240930732; 240931517.  On
          -------------------------------------------------------
          February 12, 1993, Joseph Stewart filed a charge of employment discrimination with the Indiana Civil Rights Commission ("ICRC") against the Company. On February 19, 1993, a charge of employment discrimination was filed against the Company under the Age Discrimination in Employment Act of 1967. We filed our appearance with the EEOC on March 2, 1993 and our position statement with the EEOC on March 19, 1993. On June 8, 1993, a charge of employment discrimination was filed against the Company under the Americans with Disabilities Act. The Company has filed its position statement on these claims, and is awaiting a response. The Company has denied any and all unlawful discrimination in the above-reference discharge case, and is vigorously defending against such claim.

     (2)  LaCluyse, Alice; EEOC Charge No. 240931755.  On September 1, 1993 a
          ------------------------------------------
          charge of employment discrimination based on age, sex and disability was filed against the Company under the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, and the Americans with Disabilities Act. The Company has filed its position statement on this claim and is awaiting a response. The Company has denied any and all unlawful discrimination in the above-referenced discharge case, and is vigorously defending against such claim.

     (3)  Maddox, Elaine:  EEOC Charge No. 24F930081; Indiana Civil Rights
          ----------------------------------------------------------------
          Commission; Docket No. EMse 92111747; Office of Federal Contract
          ----------------------------------------------------------------
          Compliance Program ("OFCCP") Complaint No. E920355.  The EEOC issued a
          --------------------------------------------------
          Notice of Finding August 18, 1993 stating evidence failed to substantiate an alleged charge of sex discrimination and issuing right to sue. Ms. Maddox filed for reconsideration with OFCCP, Washington DC on September 15, 1993. The Company has denied any and all unlawful discrimination in the above-referenced discharge case, and is vigorously defending against such claim.

     Haynes International Inc. v. Jessop Steel Co., filed December 18, 1987, in
     --------------------------------------------------------------------------
the United States District Court for the Western District of Pennsylvania.  The
- -------------------------------------------------------------------------
Company has alleged
infringement by a competitor on the patent on HASTELLOY Alloy C-22, and the competitor has asserted a counterclaim seeking to have the patent declared invalid, void, unenforceable and not infringed. Pretrial statements by the Company and the competitor have been filed. A motion by the competitor for partial summary judgment was granted by the District Court on the grounds that the competitor's product did not infringe the Company's patent. That decision has been upheld on appeal but the other issues in the case await scheduling for trial. Settlement negotiations are underway. Management believes that an adverse decision would not have a material adverse effect on the Company's business.

     Eddie Allen v. Haynes International, EEOC Charge No. ###-##-####.  The EEOC
     ----------------------------------------------------------------
decided in favor of Haynes relative to the race discrimination case. Particular credence was given to the charging Party's poor performance and absenteeism record throughout his employment at Haynes. The EEOC additionally gave weight to the fact that four of the other employees terminated during the reduction in force were white.

     As is now stands, Mr. Allen had ninety days (or until April 4, 1994, to file his lawsuit) from receipt of the EEOC determination to file a lawsuit against Haynes in an appropriate court. At this time Haynes International is not aware of any lawsuit being filed.

     Haynes International, Inc. v. Textron Lycoming, Cause No. 27C01-9103-CP-
     ------------------------------------------------------------------------
167, Grant County, Indiana, Circuit Court.  The Company has filed suit claiming
- -----------------------------------------
in excess of six million dollars in damages as a result of an alleged breach of contract by the defendant. The suit was recently mediated unsuccessfully and is currently scheduled for trial in January, 1995. The law firm of FELL, MCGARVEY, TRAURING & WILSON is handling this matter for the Company.

     James E. Akin, et. al. v. Big Three Industries, et. al., Case No. CIV-93-
     -------------------------------------------------------------------------
832-C, U.S. District Court, Western District of Oklahoma.  Approximately 170
- --------------------------------------------------------
plaintiffs have claimed damages for injuries allegedly caused by exposure to toxic chemicals while working on jet engines for the U.S. Air Force at Tinker Air Force Base in Oklahoma City, Oklahoma. The Company is one of twelve defendants named in the case. This is a product liability matter for the Company and as such is being handled through its insurance brokers, Alexander & Alexander of Indiana, Inc., and the law firm of Mendes & Mount in New York.

     Indiana Life and Health Insurance Guarantee Association (ILHIGA) v.
     -------------------------------------------------------------------
Donna D. Bennett, as Acting Commissioner of Insurance of the Indiana Department
- -------------------------------------------------------------------------------
of Insurance and Haynes International, Inc. et. al., Cause No. 49D07-9403-
- --------------------------------------------------------------------------
CP025C, Marion County, Indiana, Superior Court.  The Company has received a
- ----------------------------------------------
favorable ruling from the Commissioner of Insurance that would require ILHIGA to cover the losses experienced by certain participants in the Company's 401K plan caused by the bankruptcy of Executive Life Insurance Company of California. Subsequent to the ruling, ILHIGA filed this petition to seek Judicial Review of the ruling and to ask that the ruling be overturned.

     Aziz I. Asphahani v. Haynes International, Inc. and Haynes Holdings, Inc.,
     --------------------------------------------------------------------------
Cause No., IP94-915-C, U.S. District Court, Southern District of Indiana,
- -------------------------------------------------------------------------
Indianapolis Division.  On June 9, 1994, Aziz Asphahani, a former officer and
- ---------------------
director of the Company filed suit seeking payment for unexercised stock options and for severance benefits that he alleges were wrongfully denied him upon his termination of employment by the Company. He is also seeking punitive damages against the Company for alleged interference in his employment and other rights with CabVal, Inc., an affiliate of the Company. The Company has denied all claims and intends to vigorously defend against them.

Threatened Litigation:

- -    Arthur E. Schneider
     -------------------

          Arthur Schneider, a former employee of the Company, has threatened to sue the Company for wrongful termination of his employment. He is alleging that his termination was the result of his coming forth with information that might constitute anti-trust violations by other employees of the Company. These allegations have been investigated by the Senior Legal Counsel for the Company and reviewed by the law firm of Ice, Miller, Donadio and Ryan. The Company believes the claims are completely without merit.

- -    J. Harvey Richards
     ------------------

          Harvey Richards, a former officer and director of the Company, has threatened to file an injunction in the United Kingdom, where the Company's wholly-owned subsidiary (Haynes International, Ltd.) is located, to prevent the disposal of any assets of Haynes International, Ltd. until his claims for severance pay and his claim for payment of his unexercised stock options have been settled.

                                                EXHIBIT IX
                                                ----------

MARK               CO    CL      APPLN. NO.    REG. NO.        DATE REG.       EXPIRES

214                FR    06      896,866       1,442,399       1988/06/03      1997/12/29
214                US
230                FR    06      896,863       1,442,369       1988/06/03      1997/12/29
230                US
242                US
556                FR    06      896,865       1,442,398       1988/06/06      1997/12/29
556                US
B-3                US
C-22               BE    06      60,551        436,584         1987/11/19      1997/11/19
C-22               CA            595,473       377,433         1990/12/21      2005/12/21
C-22               FR    06      889,662       1,436,759       1988/04/29      1997/11/23
C-22               IL    06      68,155
C-22               IT    06      87/24679C     533,031         1990/09/04      2007/11/27
C-22               MX    6&9     37,430        349,181         1988/06/01      2003/02/15
C-22               US    06      73/701,790
C-22               ZA    06      87/9342       B 87/9342       1989/10/27      1997/11/16
G-30               BE    06      60,553        438,726         1987/11/19      1997/11/19
G-30               CA            595,475       347,500         1988/11/04      2003/11/04
G-30               FR    06      889,665       1,436,761       1988/04/29      1997/11/23
G-30               IL    06      68,156        68,156          1988/01/07      1995/01/07
G-30               IT    06      88/16682C     522,670         1990/02/14      2008/01/12
G-30               MX    6&9     37,470        349,273         1988/06/03      2003/02/16
G-30               US    06      73/701,791    1,600,332       1990/06/12      2000/06/12
G-30               ZA    06      87/9344       B 87/9344       1989/10/27      1997/11/16
G-50               US    06      74/168,140    1,711,142       1992/09/01      2002/09/01
H-9M               BE    06      60,552        440,065         1987/11/19      1997/11/19
H-9M               CA            595,474       347,499         1988/11/04      2003/11/04
H-9M               FR    06      889,663       1,436,760       1988/04/29      1997/11/23
H-9M               IT    06      88/16683C     522,671         1990/02/14      2008/01/12
H-9M               ZA    06      87/9343       B 87/9343       1989/10/27      1997/11/16
HASTELLOY          AR    06                    1.063.333       1951/04/27      1993/09/02
HASTELLOY          AT    06                    38,984          1958/06/02      1998/06/30
HASTELLOY          AU    06                    A 92,883        1947/09/30      2003/09/30
HASTELLOY          BD    06      11,338        11,338          1980/12/18      1996/06/30
HASTELLOY          BE    06                    77,943          1947/10/08      1997/11/12
HASTELLOY          BR    06      811,723,208   811,723,208     1988/01/12      1998/01/11
HASTELLOY          CA            211,777       NS 175/4458     1951/06/22      1996/06/22
HASTELLOY          CH    06&7    151,540       P 271,285       1954/06/22      2004/06/04
HASTELLOY          DE    06                    701,325         1956/09/27      1996/09/27
HASTELLOY          DK    06      399/58        2126/1958       1958/10/25      1998/10/25
HASTELLOY          ES    06                    329,908         1959/03/17      1999/03/17



MARK               CO    CL      APPLN. NO.    REG. NO.        DATE REG.       EXPIRES

HASTELLOY          ES    06                    353,337         1959/09/03      1995/03/16
HASTELLOY          FI    06                    33,893          1959/05/22      1999/05/22
HASTELLOY          FR    6&7     705,880       1,275,970       1984/06/15      2004/06/15
HASTELLOY          GB    06                    604,994         1939/03/02      2002/03/02
HASTELLOY          GB    06                    889,533         1966/01/20      2001/01/20
HASTELLOY          GR    06                    34,851          1966/01/14      1996/01/14
HASTELLOY          IL    06                    18,385          1960/02/02      1995/02/02
HASTELLOY          IN    06                    1,350           1942/06/24      1999/06/24
HASTELLOY          IN    06                    245,358         1967/11/07      1995/11/07
HASTELLOY          IT    06                    135,507         1956/11/12      1996/10/07
HASTELLOY          JM    06      6/229         20,574          1981/08/05      2002/08/05
HASTELLOY          JP    06                    467,920         1955/07/09      1995/04/09
HASTELLOY          JP    06                    468,099         1955/07/13      1995/04/09
HASTELLOY          JP    06      712923/1994   1,682,002       1984/04/20      1994/04/20
HASTELLOY          KW    06                    1,608           1964/04/08      1994/04/06
HASTELLOY          MA    06                    27,544          1957/07/03      1997/06/02
HASTELLOY          MX    06                    46,333          1943/08/27      2003/08/27
HASTELLOY          NO    06                    51,955          1958/02/05      1998/02/05
HASTELLOY          NZ    06                    45,516          1947/10/01      1996/10/01
HASTELLOY          OA    06      54,434        4,213           1965/01/25      1995/01/25
HASTELLOY          PK    06                    13,063          1942/06/24      1996/06/24
HASTELLOY          SE    6,7,                  77,077          1954/11/26      1994/11/26
HASTELLOY          TW    06                    16,169          1963/10/01      1993/09/30
HASTELLOY          US    06      667,590       605,011         1955/04/26      1995/04/26
HASTELLOY          US    06      71/292,933    269,898         1930/04/22      2000/04/22
HASTELLOY          ZA    06                    47/2687         1947/10/04      1995/10/04
HASTELLOY C-22     AT    06      4783/87       120,376         1988/07/21      1998/07/31
HASTELLOY C-22     AU    06      A 479,153     A 479,153       1988/01/04      1995/01/04
HASTELLOY C-22     BR    06      815,342,330   815,342,330     1991/11/26      2001/11/02
HASTELLOY C-22     CH    06      7,534         358,783         1988/03/21      2007/11/19
HASTELLOY C-22     GB    06      1,326,706     1,326,706       1987/11/05      1994/11/05
HASTELLOY C-22     GB    11      1,366,720     1,366,720       1990/03/27      1995/12/13
HASTELLOY C-22     JP    06      20910/1988    2,285,601       1990/11/30      2000/08/31
HASTELLOY C-22     SE    06      87/9889       216,818         1990/05/11      2000/05/11
HASTELLOY G-30     AT    06      4784/87 AM    120,377         1988/07/21      1998/07/31
HASTELLOY G-30     AU    06      A 479,152     A 479,152       1988/01/04      1995/01/04
HASTELLOY G-30     BR    06      815,342,322   815,342,322     1991/11/26      2001/11/26
HASTELLOY G-30     CH    06      7,535         358,784         1988/03/21      2007/11/19
HASTELLOY G-30     GB    06      1,326,707
HASTELLOY G-30     GB    11      1,366,723     1,366,723       1988/12/13      1995/12/13
HASTELLOY G-30     JP    06      20911/1988    2,285,602       1990/11/30      2000/08/31
HASTELLOY G-30     SE    06      87/9891       216,820         1990/05/11      2000/05/11


MARK               CO    CL      APPLN. NO.    REG. NO.        DATE REG.       EXPIRES

HASTELLOY H-9M     AT    06      4782/87 AM    120,375         1988/07/21      1998/07/31
HASTELLOY H-9M     AU    06      A 479,151     A 479,151       1988/01/04      1995/01/04
HASTELLOY H-9M     BR    06      815,342,314   815,342,314     1991/11/26      2001/11/26
HASTELLOY H-9M     CH    06      7,536         358,785         1988/03/21      2007/11/19
HASTELLOY H-9M     GB    06      1,326,708
HASTELLOY H-9M     GB    11      1,366,725     1,366,725       1988/12/13      1995/12/13
HASTELLOY H-9M     JP    06      20912/1988    2,285,603       1990/11/30      2000/08/31
HASTELLOY H-9M     SE    06      87/9890       216,819         1990/05/11      2000/05/11
HAYNES             AR    06      1,492,101     1,188,753       1986/02/02      1996/02/02
HAYNES             AR    09      1,645,689     914,899         1957/07/24      1988/07/12
HAYNES             AR    10      1,645,690     914,899         1957/07/24      1988/07/12
HAYNES             AT    06                    38,900          1958/05/20      1998/05/31
HAYNES             BD    06      11,344        11,344          1980/12/26      2003/01/10
HAYNES             BE    06                    77,944          1958/02/03      1998/11/12
HAYNES             BR    06      814,309,801   814,309,801     1991/05/21      2001/05/21
HAYNES             CA                          115,468         1959/10/02      2004/10/02
HAYNES             CH    06                    292,047         1958/02/03      1997/12/13
HAYNES             DE    06                    706,256         1956/07/31      1996/07/31
HAYNES             DE    06      C 25978/6     962,834         1976/11/12      1996/11/12
HAYNES             DK    06                    2491/1958       1958/12/13      1998/12/12
HAYNES             ES    06                    329,907         1959/03/17      1999/03/17
HAYNES             FI    06                    34,010          1959/06/23      1999/06/23
HAYNES             FR    06                    1,184,072       1956/11/07      2001/09/30
HAYNES             GB    06                    1,069,591       1976/10/19      1997/10/19
HAYNES             GB    07                    1,069,592       1976/10/19      1997/10/19
HAYNES             IT    06                    135,505         1958/04/12      1996/11/12
HAYNES             JP    06                    425,614         1953/05/20      2003/05/20
HAYNES             KW    06                    1,605           1964/04/08      1994/04/06
HAYNES             MA    06                    27,540          1957/07/03      1997/06/02
HAYNES             NO    06                    52,324          1958/02/04      1998/02/04
HAYNES             OA    06                    3,923           1965/01/25      1995/01/25
HAYNES             PK    06                    13,071          1951/01/10      2003/01/10
HAYNES             TW    06                    15,769          1963/08/01      2003/07/31
HAYNES             US    06      586,534       566,221         1952/11/04      2002/11/04
HAYNES 214         GB    06      1,326,709     1,326,709       1990/10/05      1994/11/05
HAYNES 214         GB    11      1,366,729     1,366,729       1991/02/01      1995/12/12
HAYNES 230         GB    06      1,326,710     1,326,710       1990/10/05      1994/11/05
HAYNES 230         GB    11      1,366,730     1,366,730       1991/02/01      1995/12/13
HAYNES 556         GB    06      1,326,711     1,326,711       1990/10/05      1994/11/05
HAYNES 556         GB    11      1,366,732     1,366,732       1991/02/01      1995/12/13


MARK               CO    CL      APPLN. NO.    REG. NO.        DATE REG.       EXPIRES

HR-120             US
HR-160             US    06      74/174,760    1,717,465       1992/09/22      2002/09/22
MULTIMET           AR    06      1,756,128     1,416,092       1993/01/29      2003/01/29
MULTIMET           AT    06                    21,532          1951/03/06      2001/03/31
MULTIMET           AU    06                    101,652         1950/02/24      2006/02/24
MULTIMET           BD    06                    11,348          1981/09/24      2003/01/10
MULTIMET           BE    06                    79,211          1951/01/25      2001/11/10
MULTIMET           BR    06                    2,544,334       1950/04/15      2000/04/13
MULTIMET           CA                          118,603         1960/06/24      2005/06/24
MULTIMET           CA                          NS 168/4276     1951/06/22      1996/06/22
MULTIMET           CH    06                    253,181         1951/01/23      2011/01/18
MULTIMET           DE    06                    609,423         1949/05/12      1999/05/12
MULTIMET           DE    06                    726,177         1958/02/27      1998/02/27
MULTIMET           DK    06                    685-1951        1951/05/19      2001/05/19
MULTIMET           ES    06                    243,617         1952/04/07      2001/01/23
MULTIMET           FI    06                    24,447          1951/07/02      2001/07/02
MULTIMET           FR    06                    58,420          1951/01/26      2000/05/16
MULTIMET           GB    06                    695,277         1951/01/12      2000/01/12
MULTIMET           IL    06                    18,386          1960/02/02      1995/02/02
MULTIMET           IT    06                    104,532         1951/02/01      1991/02/11
MULTIMET           JP    06                    467,923         1955/07/09      1995/04/09
MULTIMET           JP    06      36877/1980    1,715,739       1984/09/26      1994/09/26
MULTIMET           JP    07                    416,742         1952/10/07      2002/04/08
MULTIMET           MA    06                    27,543          1957/07/03      1997/06/02
MULTIMET           NO    06                    40,151          1951/01/19      2001/01/19
MULTIMET           PK    06                    13,070          1951/01/10      2003/01/10
MULTIMET           SE    06                    66,242          1949/04/01      1999/04/01
MULTIMET           US    06      157,340       756,690         1963/09/17      2003/09/17
MULTIMET           US    06      493,683       423,980         1946/09/17      2006/09/17
MULTIMET           US    09      159,440       759,676         1963/11/05      2003/11/05
NICOBRITE          US    01      74/172,185    1,719,266       1992/09/22      2002/09/22
ULTIMET            AT    06      91/5118 AM    140,035         1992/01/24      2002/01/24
ULTIMET            AU    06      A 563,686     A 563 686       1991/09/16      1998/09/16
ULTIMET            BE    6&9     72,054        499,414         1991/06/25      2001/06/25
ULTIMET            BR    06      816,479,240   816 479 240     1993/04/06      2003/04/05
ULTIMET            CA            693,946
ULTIMET            CH    06      7171/1991     393,396         1992/07/21      2011/10/23
ULTIMET            DE    6&79    466,494/6     2,045,806       1993/09/28      2001/10/30
ULTIMET            ES    06      1,666,505                     1993/10/05
ULTIMET            FI    06      91/5221       124,102         1993/01/05      2003/01/05
ULTIMET            FR    06      293,017       1,738,570       1994/06         2001/06/20



MARK               CO    CL      APPLN. NO.    REG. NO.        DATE REG.       EXPIRES

ULTIMET            GB    06      1,468,437
ULTIMET            GB    09      1,492,982     1,492,982       1992/03/05      1999/03/05
ULTIMET            IN    06      561,598
ULTIMET            IT    06      M191X008966
ULTIMET            JP    06      66263/1991    2,587,501       1993/10/29      2003/10/29
ULTIMET            JP    06      99159/1991    2,629,077       1994/02/28      2004/02/28
ULTIMET            MX    06      132,319       423,792         1992/10/16      2002/02/07
ULTIMET            NO    06      91 5341
ULTIMET            SE    06      91-5535       238,094         1992/07/24      2002/07/24
ULTIMET            US    06      74/023,771    1,742,719       1992/12/29      2002/12/29
ULTIMET            ZA    06      91/8990       91/8990         1991/10/24      2001/10/24


                                    EXHIBIT X

                                    Item 21.


            Security interest, liens, and attachments with respect to

               miscellaneous leases (including those set forth in

                  Schedule 8.4 of the loan Agreement) in no one

                           case exceeding $507,920.00

                                  SCHEDULE 1.47
                                       TO
                           LOAN AND SECURITY AGREEMENT

                             SENIOR NOTE COLLATERAL


     The following property and assets have been pledged by Borrower pursuant to the Collateral Documents (as defined in the Senior Note Indenture).

     A. Pursuant to a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement, dated as of July 1, 1993, (the "Indiana Mortgage"), Borrower granted a security interest in the following property and assets:

          Property.  The land located in Howard County, State of Indiana, more
          --------
     particularly described in Exhibit A (the "Land"), together with (a) all
                               ---------
     buildings, structures, facilities and other improvements and fixtures of every kind and description (at the time of the granting of the security interest or thereafter) located on the Land (such buildings, structures, facilities, improvements and fixtures being collectively called the "Improvements"); (b) all constructions, repairs, replacements and
      --------------
     substitutions of and additions to any of the Improvements; and (c) all right, title and interest of Borrower in and to all tenements, hereditaments, appurtenances, easements, rights of way, servitudes, licenses, rights and privileges now or hereafter belonging or in any way appertaining to the Land or the Improvements, and all right, title and interest of Borrower in and to any streets, roads, sidewalks, alleys, gores or strips of land adjoining the Land (the Land, Improvements and other property described in this paragraph being collectively called the "Property").

          Agreements.  All right, title and interest of Borrower in and to all
          ----------
     Insurance Policies (as defined in the Indiana Mortgage) (including all unearned premiums and dividends thereunder), all guarantees and warranties relating to the Property and all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities now or hereafter relating to the Property (the foregoing being collectively called the "Agreements").

          Leases and Rents.  All estate, right, title and interest of the
          ----------------
     Mortgagor in and to all Leases now or hereafter in effect, whether or not of record, for the use or occupancy of all or any part of the Property and all rents, royalties, issues, profits, receipts, revenue, income and other benefits now or hereafter accruing with respect to the Property, including all rents and other sums now or hereafter payable pursuant to the Leases (as defined in the Indiana Mortgage) and damages following default, rejection or cancellation (the foregoing rents and other sums described in this paragraph being collectively called the "Rents"), all of which Borrower irrevocably directs be paid to the Collateral Agent (as defined in the Senior Note Indenture) subject to the license granted to Borrower pursuant to Section 3.06(b) of the Indiana Mortgage, to be held, applied and disbursed as provided in the Indiana Mortgage.

          Permits.  All right, title and interest of Borrower in and to all
          -------
     licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter appertaining to the Property (the foregoing being collectively called the "Permits"), excluding from the grant under this paragraph any Permits which cannot be transferred or encumbered by Borrower without causing a default thereunder or a termination thereof.

          Proceeds and Awards.  All right, title and interest of Borrower in and
          -------------------
     to all proceeds of any Transfer (as defined in the Indiana Mortgage), financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any of the Mortgaged Property, including all Insurance Proceeds, Awards (as defined in the Indiana Mortgage) and title insurance proceeds, and all rights, dividends and other claims of any kind whatsoever (including damage, secured, unsecured, priority and bankruptcy claims) now or hereafter relating to any of the Mortgaged Property (as defined in the Indiana Mortgage), all of which Borrower irrevocably directs be paid to the Collateral Agent to the extent provided hereunder, to be held, applied and disbursed as provided in this Mortgage.

          Additional Property. All greater, additional or other right, title and
          -------------------
     interest of Borrower in and to the Mortgaged Property now or hereafter acquired by Borrower, including all right, title and interest of Borrower in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Mortgaged Property hereafter acquired by or released to Borrower or constructed or located on, or affixed to, the Property, in each case, immediately upon such acquisition, release, construction, location or affixation; all estate, right, title and interest of Borrower in, to, under or derived from any other property and rights which are, by the provisions of the Security Documents (as defined in the Senior Note Indenture), required to be subjected to the Lien of the Indiana Mortgage; all estate, right, title and interest of Borrower in, to, under or derived from any other property and rights which are necessary to maintain the Property and Borrower's business or operations conducted therein as a going concern in each case, to the fullest extent permitted by law, without any further conveyance, mortgage, assignment or other act by Borrower; and all estate, right, title and interest of Borrower in, to, under or derived from all other property and rights which are by any instrument or otherwise subjected to the Lien of the Indiana Mortgage by Borrower.

     B. Pursuant to an Act of Collateral Mortgage, dated July 8, 1993, (the "Louisiana Mortgage") Borrower granted a security interest in the following property and assets:

     A. Those certain parcels of ground situated in Bienville Parish, Louisiana, and more particularly described on Exhibit B attached
                                                        ---------
          hereto.

          Together with all the present and future buildings and improvements situated on the above described immovable property and all present (which refers to the time of the granting of the security interest) and future batture, appurtenances, rights, ways, privileges, servitudes, prescriptions and advantages thereunto belonging or in anyway appertaining, including, but without limitation, all component parts of the above-described immovable property, and all component parts of any building or other construction located on the above described immovable property, now or hereafter part of or attached to said property or used in connection therewith.

     B. All incorporeal rights owned by Borrower that are or may be incidental or accessory to any portion of the foregoing property or its use, whether or not said incorporeal rights are evidenced in writing or are now existing or arise in the future, including but not limited to, the right to receive proceeds attributable to insurance loss or condemnation of the foregoing property (including title insurance proceeds) as provided in Louisiana Revised Statutes 9:5386.

     Pursuant to an Act of Collateral Pledge Agreement, Borrower pledged a Collateral Mortgage Note in the amount of $50,000,000.

     C. Pursuant to a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 1, 1993 (the "Tennessee Mortgage"), Borrower granted a security interest in the following property and assets:

          Property.  The land located in Loudon County, State of Tennessee, more
          --------
     particularly described in Exhibit C (the "Land"), together with (a) all
                               ---------
     buildings, structures, facilities and other improvements and fixtures of every kind and description now or hereafter located on the Land (such buildings, structures, facilities, improvements and fixtures being collectively called the "Improvements"); (b) all constructions, repairs,
                              -------------
     replacements and substitutions of and additions to any of the Improvements; and (c) all right, title and interest of Borrower in and to all tenements, hereditaments, appurtenances, easements, rights of way, servitudes, licenses, rights and privileges now or hereafter belonging or in any way appertaining to the Land or the Improvements, and all right, title and interest of Borrower in and to any streets, roads, sidewalks, alleys, gores or strips of land adjoining the Land (the Land, Improvements and other property described in this paragraph being collectively called the "Property").

          Agreements.  All right, title and interest of Borrower in and to all
          ----------
     Insurance Policies (as defined in the Tennessee Mortgage) (including all unearned premiums and dividends thereunder), all guarantees and warranties relating to the Property and all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities now or hereafter relating to the Property (the foregoing being collectively called the "Agreements").

          Leases and Rents.  All estate, right, title and interest of Borrower
          ----------------
     in and to all Leases now or hereafter in effect, whether or not of record, for the use or occupancy of all or any part of the Property and all rents, royalties, issues, profits, receipts, revenue, income and other benefits now or hereafter accruing with respect to the Property, including all rents and other sums now or hereafter payable pursuant to the Leases and damages following default, rejection or cancellation (the foregoing rents and other sums described in this paragraph being collectively called the "Rents"), all of which Borrower irrevocably directs be paid to the Collateral Agent, subject to the license granted to Borrower pursuant to Section 3.06(b) of the Tennessee Mortgage, to be held, applied and disbursed as provided in this Deed of Trust.

          Permits.  All right, title and interest of Borrower in and to all
          -------
     licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter appertaining to the Property (the foregoing being collectively called the "Permits"), excluding from the grant under this paragraph (put not the definition of the term "Permits" for the other purposes hereof) any Permits which cannot be transferred or encumbered by Borrower without causing a default thereunder or a termination thereof.

          Proceeds and Awards.  All right, title and interest of Borrower in and
          -------------------
     to all proceeds of any Transfer (as defined in the Tennessee Mortgage), financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any of the Trust Property, including all Insurance Proceeds, Awards and title insurance proceeds, and all rights, dividends and other claims of any kind whatsoever (including damage, secured, unsecured, priority and bankruptcy claims) now or hereafter relating to any of the Trust Property, all of which Borrower irrevocably directs be paid to the Collateral Agent to the extent provided hereunder, to be held, applied and disbursed as provided in the Tennessee Mortgage.

          Additional Property.  All greater, additional or other right, title
          -------------------
     and interest of Borrower in and to the Trust Property now or hereafter acquired by Borrower, including all right, title and interest of Borrower in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Trust Property hereafter acquired by or released to Borrower or constructed or located on, or affixed to, the Property, in each case, immediately upon such acquisition, release, construction, location or affixation; all estate, right, title and interest of Borrower in, to, under or derived from any other property and rights which are, by the provisions of the Security Documents, required to be subjected to the Lien (as defined in the Tennessee Mortgage) of the Tennessee Mortgage; all estate, right, title and interest of Borrower in, to, under or derived from any other property and rights which are necessary to maintain the Property and Borrower's business or operations conducted therein as a going concern in each case, to the fullest extent permitted by law, without any further conveyance, mortgage, assignment or other act by Borrower; and all estate, right, title and interest of Borrower in, to, under or derived from all other property and rights which are by any instrument or otherwise subjected to the Lien of the Tennessee Mortgage by Borrower.

     D. Pursuant to that certain Security Agreement dated as of July l, 1993, (the "Security Agreement"), Borrower granted a security interest in the following property and assets:

     (1)  General Intangibles (as defined in the Security Agreement);

     (2)  Equipment (as defined in the Security Agreement);

     (3)  Documents (as defined in the Security Agreement);

     (4) The Collateral Account (as defined in the Security Agreement), all cash deposited therein from time to time, Permitted Investments (as defined in the Security Agreement) made pursuant to Section 4.14(c) of the Senior Note Indenture with funds drawn from the Collateral Account and other monies and property of any kind of Borrower in the possession or under the control of the Senior Note Trustee or the Collateral Agent in their capacities as Senior Note Trustee and Collateral Agent, respectively;

     (5) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Borrower pertaining to any of the Collateral (as defined in the Security Agreement);

     (6) All fixtures now or hereafter located on the real property described in the Louisiana Mortgage;

     (7) All Proceeds (as defined in the Security Agreement) of all or any of the Collateral described in Clauses 1 through 6 above.

                                    EXHIBIT A


LEGAL DESCRIPTION:
- -----------------

TRACT I
- -------

Part of the Southeast Quarter of Section 35 and part of the Southwest Quarter of
Section 36, Township 24 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana; also Lots Numbered 70 thru 102, inclusive, in Foster Park Addition to City of Kokomo, Center Township, Howard County, Indiana, as shown in Recorder's Plat Book 3, page 232, being more particularly described as follows, to-wit:

Commencing at the Southwest corner of the Southwest Quarter of said Section 36; thence North 88 degrees 59 minutes 20 seconds East and along the South line of said Quarter Section 58.75 feet to the Southwest corner of A.F. Armstrong's Sunnyside Addition, the plat of which is recorded in the Howard County Recorder's Office in Plat Book 2, page 53; thence North 04 degrees 31 minutes West and along the West line of said Addition 1252.55 feet to the intersection of the centerline of Phillips Street and the center line of Park Avenue, said point being the beginning point of this description; (the next 5 courses being along the center line of Park Avenue); thence North 63 degrees 04 minutes East
405.46 feet; thence North 70 degrees 31 minutes East 276.62 feet; thence North 60 degrees 42 minutes East 199.04 feet; thence North 55 degrees 08 minutes East
225.93 feet; thence North 57 degrees 44 minutes 15 seconds East 196.60 feet to the center line of McCann Street; thence North 00 degrees 15 minutes 50 seconds East and along the center line of McCann Street 783.48 feet to a point in the center of the bridge over Wildcat Creek; (the next 3 courses being along the center of said Wildcat Creek); thence South 66 degrees 20 minutes 50 seconds West 238.43 feet; thence South 54 degrees 41 minutes 50 seconds West 546.04 feet; thence South 45 degrees 14 minutes West 715.71 feet to a point in the center line of Phillips Street Bridge over Wildcat Creek; thence South 00 degrees 45 minutes West and along the center of Phillips Street 147.70 feet; thence South 03 degrees 58 feet East and along the center of Phillips Street
328.96 feet to the point of beginning.

TRACT II
- --------

Part of the Southeast Quarter of Section 35, Township 24 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana, described as follows, to-wit:

Commencing at the Southeast corner of said Quarter Section; thence South 88 degrees 33 minutes West and along the South line of said Quarter Section 699.79 feet to the center line of Park Avenue; thence North 26 degrees 32 minutes East and along the center line of said Avenue 520.90 feet to the beginning point of this description; (the next 5 courses being along the center line of Park Avenue); thence North 26 degrees 32 minutes East 139.81 feet; thence North 16 degrees 15 minutes East 245 feet; thence North 24 degrees 27 minutes East 255 feet; thence North 35 degrees 42 minutes East 110 feet; thence North 46 degrees 33 minutes East 174 feet to the center line of Phillips Street; thence North 03 degrees 58 minutes West and along the center line of Phillips Street 328.96 feet; thence North 00 degrees 45 minutes East along the center line of Phillips Street 147.70 feet to a point in the center line of the Phillips Street Bridge over Wildcat Creek; thence south 34 degrees 20 minutes West and along the center of Wildcat Creek 703.15 feet; thence South 33 degrees 37 minutes West and along the center of Wildcat Creek 655.47 feet; thence South 05 degrees 56 minutes West and along the center of Wildcat Creek 160.98 feet; thence North 88 degrees 33 minutes East 370 feet to the point of beginning.

TRACT III
- ---------

Part of the Southwest Quarter of Section 2, Township 23 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana, described as follows, to-wit:

Beginning at the Northwest corner of said Quarter Section; thence North 88 degrees 51 minutes 00 seconds East and along the North line thereof 2669.25 feet to the Northeast corner of said Quarter Section; thence South 00 degrees 10 minutes 12 seconds East and along the East line thereof 2597.65 feet to a point 30 feet North of the Southeast corner of said Quarter Section; thence South 44 degrees 15 minutes 45 seconds West 42.84 feet to a point on the South line of said Quarter Section, a distance 30 feet West of the Southeast corner thereof; thence South 88 degrees 41 minutes 45 seconds West and along the Southline thereof 2634.15 feet to the Southwest corner of said Quarter Section; thence North 00 degrees 17 minutes 02 seconds West and along the West line thereof 2634.75 feet to the point of beginning.

EXCEPTING THEREFROM:

Part of the Southwest Quarter of Section 2, Township 23 North, Range 3 East, Center Township, Howard County, Indiana, Described as follows, to-wit:

Beginning at the Southwest corner of said Quarter Section; thence North 88 degrees 55 minutes East, on and along the section line said Section line being the centerline of Boulevard Street 417.42 feet; thence North 00 degrees 00 minutes East 417.42 feet; thence South 88 degrees 55 minutes West 417.42 feet to the centerline of Dixon Road, said point being on the West line of said Quarter Section; thence South 00 degrees 00 minutes West on and along the centerline of Dixon Road and the West line of said Quarter Section 417.42 feet to the point of beginning.

TRACT IV
- --------

Part of the Northwest Quarter of Section 2, Township 23 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana, described as follows, to-wit:

Commencing at the Southwest corner of the Northwest Quarter of said Section 2; thence North 88 degrees 51 minutes East and along the South line of said Quarter
Section 1074 feet; thence due North 18 feet to the beginning point of this description; thence due North and along the East line of Belmont Park Addition 756 feet to the Northeast corner of said Addition; thence South 88 degrees 51 minutes West and along the North line of said Addition 760.39 feet to the Southeasterly right of way line of the Nickel Plate Railroad; thence North 37 degrees 06 minutes

10 seconds East and along said right of way line 1814.38 feet to the center line of Wildcat Creek; (the next 18 courses being along the center of Wildcat Creek); thence North 84 degrees 54 minutes East 154 feet; thence South 89 degrees 24 minutes East 195.60 feet; thence South 73 degrees 10 minutes East 118.75 feet; thence South 49 degrees 44 minutes East 103.10 feet; thence South 38 degrees 07 minutes East 197.50 feet; thence South 26 degrees 05 minutes East 191 feet; thence South 20 degrees 47 minutes East 92.60 feet; thence South 12 degrees 40 minutes East 90.10 feet; thence South 01 degree 17 minutes East 145.62 feet; thence South 03 degrees 56 minutes West 95 feet; thence South 08 degrees 40 minutes West 86.56 feet; thence South 51 degrees 41 minutes West 203.73 feet; thence South 34 degrees 22 minutes West 104.40 feet; thence South 17 degrees 16 minutes West 114.06 feet; thence South 01 degree 11 minutes West 85.72 feet; thence South 07 degrees 21 minutes East 83.10 feet; thence South 14 degrees 46 minutes East 106.25 feet; thence South 33 degrees 11 minutes East 103.63; thence due West 106.74 feet; thence due South 575 feet to a point 18 feet North of the South line of said Quarter Section; thence South 88 degrees 51 minutes West and parallel with said South line 851.25 feet to the point of beginning.

TRACT V
- -------

Part of the Northwest Quarter of Section 2, Township 23 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana, as described as follows, to-wit:

Beginning at a point located South 88 degrees 51 minutes West 664.00 feet from the Southeast corner of said Northwest Quarter; thence South 88 degrees 51 minutes West 79.0 feet; thence North 593.0 feet; thence North 88 degrees 51 minutes East 79.0 feet; thence South 593.0 feet to the point of beginning.

EXCEPTING THEREFROM:

A part of the Northwest Quarter of Section 2, Township 23 North, Range 3 East, City of Kokomo, Center Township, Howard County, Indiana, described as follows, to-wit:

Beginning at a point on the Quarter Section line South 88 degrees 51 minutes West 664.00 feet from the Southeast corner of said Quarter Section; thence South 88 degrees 51 minutes West on and along the Quarter Section line 79.00 feet; thence North 185.7 feet; thence North 88 degrees 51 minutes East 79.00 feet; thence South 185.7 feet to the point of beginning.

                                    EXHIBIT B


                                LEGAL DESCRIPTION


TRACT 1:
- -------

A tract of land in NE 1/4 of SW 1/4, Section 12, Township 18 North, Range 6 West, Bienville Parish, Louisiana, described as commencing at the intersection of the South right of way line of Louisiana Highway #9, and the East right of way line of the highway connecting Louisiana Highway #9 and U.S. Highway #80, and thence run in a Southerly direction along the East right of way line of said Highway #80, 208.4 feet, thence run South 77 degrees 09 minutes 15 seconds East 210 feet, thence run North 2 degrees 01 minute 33 seconds West 196.3 feet to the South boundary line of the right of way of Louisiana Highway #9, thence run in a Northwesterly direction along the South boundary of the right of way line of Highway #9 a distance of 207.1 feet to the point of beginning.

TRACT 2:
- -------

A tract of land in the NE 1/4 of the SW 1/4, Section 12, Township 18 North, Range 6 West, Bienville Parish, Louisiana, described as follows: Beginning at a certain iron stake at the intersection of the North right of way line of U.S. Highway #80 with the East right of way line of the blacktop road connecting Highway #80 with Highway #12, said stake being 60 feet North of the centerline of Highway #80 and 30 feet East of the centerline of the said blacktop road, thence North 0 degrees 11 minutes 18 seconds West along the East right of way line of the blacktop road 118.78 feet, thence South 71 degrees 10 minutes 35 seconds East 402.76 feet, thence South 19 degrees 20 minutes 44 seconds West
181.2 feet to the North right of way line of Highway #80, thence Westerly along the North right of way line 368.95 feet to the point of beginning.

TRACT 3:
- -------

A 26.844 Acre, more or less, tract of land comprised of two tracts being described as: (Tracts 3A and 3B)

TRACT 3A:
- --------

Beginning at the point of intersection of the West line of the West 1/2 of the SE 1/4 of Section 12, Township 18 North, Range 6 West with the South right of way line of Louisiana Highway No. 798-2(50 feet from center) and from said point of beginning, run South 0 degrees 18 minutes 41 seconds East 863.1], 50 degrees, 09 minutes 56 seconds East 290.01 feet, thence South 42 degrees 18 minutes 15 seconds West 215.44 feet to the North right of way of U.S. Highway #80 (60 feet from center), thence South 49 degrees 48 minutes East along said North right of way line of U.S. Highway #80 a distance of 80 feet, thence North 42 degrees 46 minutes 55 seconds East 250.43 feet, thence North 5 degrees 00 minutes 12 seconds East

1006.98 feet to the south right of way line of Louisiana Highway 798-2 (50 feet from center), thence North 77 degrees 16 minutes West along said right of way a distance of 398.08 feet to point of beginning, situated in W 1/2 SE 1/4 Section 12, Township 18 North, Range 6 West, Bienville Parish, Louisiana.

TRACT 3B:
- --------

Beginning at the point of intersection of the East line of the East 1/2 of SW 1/4 of Section 12, Township 18 North, Range 6 West with the South right of way line of Louisiana Highway No. 9 (50 feet from the center) and from said point of beginning, run South 0 degrees 18 minutes, 41 seconds East 863.1 feet, thence North 50 degrees 09 minutes 56 seconds West parallel with Highway No. 80 a distance of 146.8 feet, thence South 39 degrees 59 minutes 26 seconds West 231.5 feet to the North right of way line of U.S. Highway No. 80 (60 feet from center), thence North 49 degrees 48 minutes West along the North right of way line of U.S. No. 80 a distance of 967.6 feet to the Southeast corner of the lot sold by Leon Crawley to Byron F. Simmons by deed dated October 2, 1954, as recorded in Conveyance Book 204, Page 270 of the Records of Bienville Parish, Louisiana, thence North 19 degrees, 20 minutes 44 seconds East along the East line of said Simmons lot 181.2 feet to the Northeast corner thereof, thence North 71 degrees 10 minutes 35 seconds West along the North line of said Simmons Lot 402.76 feet to the East right of way line of said Street connecting Louisiana Highway No. 9 with U.S. Highway No. 80, thence North 0 degrees 11 minutes 18 seconds West along the East side of said connecting street 119.5 feet to the Southwest corner of lot leased to W.G. Chandler (Book 264, Page 631), thence South 77 degrees 09 minutes 15 seconds East 420 feet to the Southeast corner of lot sold to Wade Hood in two deeds (Book 283, Page 443 and Book 288, Page 353), thence North 3 degrees 22 minutes 51 seconds West along the East line of said Hood lot 201.29 feet to the South line of Louisiana Highway No. 798.2 (50 feet from center) thence south 77 degrees 16 minutes East along the south right of way line of said Highway No. 798.2 (50 feet from center) a distance of
941.86 feet to the starting point.

TRACT 4:
- -------

A 14.662 Acre, more or less, tract of land beginning at the Northwest corner of tract presently owned by Industrial District Number 2, Parish of Bienville, State of Louisiana, said point of beginning situated on the South right of way (50 feet from center) of Louisiana Highway #9 at a point approximately 382 feet North and 388 feet East of the Northwest corner of the Southwest 1/4 of the Southeast 1/4 of Section 12, Township 18 North, Range 6 West, and from said point of beginning, run South 5 degrees 00 minutes 12 seconds West 990.55 feet to the West line of a two acre lot owned by G. Sims (Book 378, Page 708), thence North 39 degrees 50 minutes 22 seconds East along said Sims line 154.98 feet to Northwest corner of said Sims lot, thence South 49 degrees 54 minutes 28 seconds East along North line of said Sims lot 210.06 feet to Northeast corner thereof, thence South 39 degrees 44 minutes 34 seconds West along East line of said Sims lot 210.03 feet to the Northwest corner of lot owned by C. Liles, et al, thence South 48 degrees 32 minutes 53 seconds East along North line of said Liles lot
228.9 feet to Northwest corner of Neil Moon lot (Book 399, Page 698), thence North 88 degrees 43 minutes

48 seconds East 259.63 feet to West line of Arcadia Housing Authority lot (Book 239, Page 45), thence North 0 degrees 03 minutes 24 seconds East 291.86 feet, to the Northwest corner of said Arcadia Housing Authority lot, thence North 89 degrees 35 minutes 20 seconds West 49.07 feet to Southwest corner of Sun City Construction Company Lot (Book 305, Page 554), thence North 0 degrees 15 minutes 06 seconds West 465.8 feet to Northwest corner of said Sun City Construction Company lot, thence North 87 degrees 40 minutes 17 seconds East 238.35 feet to Southwest corner of Ruby Cole Murphy Lot, thence North 0 degrees 09 minutes 57 seconds East along West line of said Murphy lot and Congar lot (Book 351, Page
735), 396.7 feet to South right of way (50 feet from center) of Louisiana Highway #9, thence North 77 degrees 16 minutes West along said right of way
232.95 feet to the Northeast corner of Lot owned by Bernice Parker, et al, thence continue North 77 degrees 16 minutes West along said right of way 441.95 feet to the point of beginning situated in West 1/2 of the Southeast 1/4 Section 12, Township 18 North, Range 6 West, Town of Arcadia, Bienville Parish, Louisiana.

                                    EXHIBIT C

                              PROPERTY DESCRIPTION


Those premises situate, lying and being in the First Civil District of Loudon County, Tennessee, and being more particularly described as follows:

                                     TRACT 1

     BEING, a parcel of land located in First Civil District of Loudon County, Tennessee, and being located at the northwest intersection of State Highway 72 and Matlock Bend Industrial Access Road and being a portion of W.D. 182, page 156 and being more particularly described as follows:

BEGINNING, at an iron rod set at the right-of-way intersection of the north right-of-way line of State Highway 72 being 110 feet south and at right-angles to the centerline and 50 feet west and at right-angles to the centerline of Matlock Bend Industrial Access Road;

THENCE, the following calls along the northerly right-of-way line of State Highway 72, north 74 deg. 55 min. 45 sec. west, 174.42 feet to an iron rod set;

THENCE, 1,237.28 feet along a curve to the right having a radius of 7,529.44 feet and a chord bearing of north 70 deg. 15 min. 30 sec. west, and a chord distance of 1,235.82 feet to an existing right-of-way monument;

THENCE, north 55 deg. 02 min. 35 sec. west, 51.11 feet to an existing right-of-way monument;

THENCE, 638.14 feet along a curve to the right having a radius of 7,521.09 feet and a chord bearing of north 62 deg. 37 min. 35 sec. west, and a chord distance of 637.98 feet to an existing right-of-way monument;

THENCE, north 56 deg. 47 min. 20 sec. west, 198.27 feet to an existing right-of-way monument;

THENCE, north 68 deg. 55 min. 20 sec. west, 191.00 feet to an existing iron rod, common corder to Harrison;

THENCE, leaving the northerly right-of-way line of State Highway 72, north 34 deg. 37 min. 45 sec. east, 525.91 feet along the common line of Harrison to an existing iron pipe common corner to Harrison and AMFAC property;

THENCE, the following calls along the common line of AMFAC, north 41 deg. 10 min. 15 sec. east, 422.86 feet to an existing iron rod;

THENCE, north 28 deg. 50 min. 00 sec. east, 353.09 feet to an existing iron rod;

THENCE, north 04 deg. 04 min. 00 sec. west, 80.27 feet to an existing iron rod;

THENCE, north 43 deg. 13 min. 10 sec. east, 540.78 feet to an existing iron rod;

THENCE, north 66 deg. 10 min. 50 sec. east, 213.83 feet to an existing iron rod;

THENCE, north 00 deg. 15 min. 45 sec. east, 821.14 feet to an existing iron rod;

THENCE, north 00 deg. 24 min. 50 sec. west, 545.60 feet to an existing angle iron common corner to Matlock Development, Inc.;

THENCE, along the common line of Matlock Bend Development, Inc., north 89 deg. 22 min. 30 sec. east, 2,535.86 feet to an iron rod set in the west right-of-way line of Matlock Bend Industrial Access Road, and passing two iron rod set at
735.00 feet and 710.00 feet;

THENCE, the following calls along the west right-of-way of Matlock Bend Industrial Access Road, south 04 deg. 47 min. 05 sec. west, 460.89 feet to an iron rod set;

THENCE, south 11 deg. 28 min. 10 sec. east, 203.96 feet to an iron rod set;

THENCE, south 00 deg. 09 min. 35 sec. east, 908.01 feet to an iron rod set;

THENCE; 879.85 feet along a curve to the right having a radius of 1,096.00 feet and a chord bearing of south 22 deg. 50 min. 20 sec. west, and a chord distance of 856.41 feet to an iron rod set;

THENCE, south 45 deg. 53 min. 50 sec. west, 1,163.36 feet to an iron rod set;

THENCE, 633.66 feet along a curve to the left having a radius of 1,196.00 feet and a chord bearing of south 30 deg. 43 min. 10 sec. west, and a chord distance of 626.27 feet to an iron rod set;

THENCE, south 15 deg. 32 min. 25 sec. west, 283.83 feet to the point of Beginning.

Containing 9,690.804 square feet or 222.470 acres more or less and being shown on a survey titled "Boundary Survey, Haynes International, Inc., File No. 13532-00 dated June 9, 1993, bearings based on Tennessee State Grid north.


                                     TRACT 2

BEGINNING, at an iron rod set at the right-of-way intersection of the north right-of-way line of State Highway 72, 50 feet west and at right-angles to the centerline of Matlock Bend Industrial Access Road; and the north right-of-line of Old State Highway 72;

THENCE, the following calls along the cast right-of-way line of Matlock Bend Industrial access road, north 15 deg. 32 min. 25 sec. east, 242.58 feet to an iron rod set;

THENCE, 430.36 feet along a curve to the right having a radius of 1,096.00 feet and a chord bearing of north 26 deg. 47 min. 25 sec. east, and a chord distance of 427.60 feet to an iron rod set;

THENCE, south 71 deg. 05 min. 25 sec. east, 15.33 feet to an existing iron rod common with Johnson;

THENCE, with Johnson, south 01 deg. 50 min. 10 sec. east, 519.24 feet to an existing iron rod in the northerly right-of-way line of Old State Highway 72;

THENCE, along said right-of-way line south 72 deg. 25 min. 40 sec. west, 303.00 feet to the point of Beginning.

Containing 96.952 square feet or 2.226 acres more or less and being shown on a survey titled "Boundary Survey, Haynes International, Inc.," by Gary C. Clark, RLS No. 1329, Barge, Waggoner, Sumner and Cannon, Inc., File No. 13532-00, dated June 9, 1993, bearings are based on Tennessee State Grid north.

The above described property was conveyed to Haynes International, Inc., a Delaware Corporation with offices in Kokomo, Indiana, by Deed from Cabot Corporation, a Delaware Corporation with principal offices in Waltham, Massachusetts, of record in Deed Book 169, page 554, Register's Office for Loudon County, Tennessee, as corrected in Deed Book 182, page 156, said Register's Office.

                                  SCHEDULE 8.4
                                       TO
                           LOAN AND SECURITY AGREEMENT

                     PRIORITY OF LIENS; TITLE TO PROPERTIES

                   The liens and security interests evidenced by the financing statements set forth on the attached list.

                               SECRETARY OF STATE
                                STATE OF INDIANA

                             UCC-11 Extension Sheet

DEBTOR'S NAME  HAYNES INTERNATIONAL, INC.
DATE           7/14/94                                                    PAGE 1

FILE #       DATE & HOUR OF FILING NAME(ES) & ADDRESS(ES) OF SECURED PARTY(IES)
- ------       --------------------- --------------------------------------------

1595684      89 AUG 03 PM 12:51    NORTH AMERICAN COMPUTER EQUIPMENT, INC.
                                   255 E. BROWN ST., STE. 340
                                   BIRMINGHAM, MI 48009

1614592      89 NOV 13 PM 12:30    NORTH AMERICAN COMPUTER EQUIPMENT, INC.
                                   (SAME AS ABOVE)

1618624      89 DEC 04 PM 04:55    ASSIGNMENT
                                   SHA-LI LEASING ASSOCIATES, INC.
                                   39 BROADWAY
                                   NEW YORK, NY 10006

1617193      89 NOV 27 PM 03:04    NORTH AMERICAN COMPUTER EQUIPMENT, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           1ST SOURCE BANK
                                   100 N. MICHIGAN AVE.
                                   SOUTH BEND, IN 46601

1618985      89 DEC 07 AM 11:44    NORTH AMERICAN COMPUTER EQUIPMENT, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           M&SD FINANCIAL SERVICES, INC.
                                   1200 WALL STREET WEST
                                   LYNDHURST, NJ 07071

1653789      90 JUN 04 PM 01:45    NORTH AMERICAN COMPUTER EQUIPMENT, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           COMDISCO, INC.
                                   6111 N. RIVER ROAD
                                   ROSEMONT, IL 60018

1667901      90 AUG 20 AM 10:53    EL CAMINO RESOURCES, LTD.
                                   8550 BALBOA BLVD., STE. 140
                                   NORTHRIDGE, CA 91325

1703868      91 MAR 11 PM 01:51    PELLA COMPUTER LEASING, INC.
                                   2720 RIVER RD., STE. 148
                                   DES PLAINES, IL 60018
ASSIGNEE                           MANUFACTURERS BANK
                                   1200 N. ASHLAND AVE.
                                   CHICAGO, IL 60622

                               SECRETARY OF STATE
                                STATE OF INDIANA

                             UCC-11 Extension Sheet

DEBTOR'S NAME  HAYNES INTERNATIONAL, INC.
DATE           7/14/94                                                    PAGE 2

FILE #       DATE & HOUR OF FILING NAME(ES) & ADDRESS(ES) OF SECURED PARTY(IES)
- ------       --------------------- --------------------------------------------



1703869      91 MAR 11 PM 01:51    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           MANUFACTURERS BANK
                                   (SAME AS ABOVE)

1703870      91 MAR 11 PM 01:51    PELLA COMPUTER LEASING, INC.
                                   2720 RIVER RD., STE. 148
                                   DES PLAINES, IL 60018
ASSIGNEE                           MANUFACTURERS BANK
                                   1200 N. ASHLAND AVE.
                                   CHICAGO, IL 60622

1706795      91 MAR 26 PM 01:25    MERIDIAN LEASING CORPORATION
                                   570 LAKE COOK RD., STE. 300
                                   DEERFIELD, IL 60015

1706797      91 MAR 26 PM 01:26    MERIDIAN LEASING CORPORATION
                                   (SAME AS ABOVE)
1838998      93 APR 08 PM 01:25    ASSIGNMENT
                                   COMDISCO, INC.
                                   6111 NORTH RIVER RD.
                                   ROSEMONT, IL 60018

1706798      91 MAR 26 PM 01:26    MERIDIAN LEASING CORPORATION
                                   (SAME AS ABOVE)
1725387      91 JUL 03 PM 12:09    ASSIGNMENT
                                   ASSET SECURITIZATION CORPORATION
                                   425 LEXINGTON AVE.
                                   NEW YORK, NY 10017

1708376      91 APR 04 PM 01:33    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           MANUFACTURERS BANK
                                   (SAME AS ABOVE)

1708377      91 APR 04 PM 01:34    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           MANUFACTURERS BANK
                                   (SAME AS ABOVE)

                               SECRETARY OF STATE
                                STATE OF INDIANA

                             UCC-11 Extension Sheet

DEBTOR'S NAME  HAYNES INTERNATIONAL, INC.
DATE           7/14/94                                                    PAGE 3

FILE #       DATE & HOUR OF FILING NAME(ES) & ADDRESS(ES) OF SECURED PARTY(IES)
- ------       --------------------- --------------------------------------------



1732586      91 AUG 14 PM 02:13    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           MANUFACTURERS BANK
                                   (SAME AS ABOVE)

1732587      91 AUG 14 PM 02:14    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           MANUFACTURERS BANK
                                   (SAME AS ABOVE)

1736618      91 SEP 10 PM 01:29    EL CAMINO RESOURCES, LTD.
                                   8550 BALBOA BLVD., STE. 140
                                   NORTHRIDGE, CA 91325

1739969      91 SEP 26 PM 03:20    PELLA COMPUTER LEASING, INC.
                                   2720 RIVER RD., STE. 148
                                   DES PLAINES, IL 60018
ASSIGNEE                           MANUFACTURERS BANK
                                   1200 N. ASHLAND AVE.
                                   CHICAGO, IL 60622

1742145      91 OCT 10 AM 09:57    INDIANA CORPORATE FEDERAL CREDIT UNION
                                   PO BOX 80239
                                   INDIANAPOLIS, IN 46280-0239

1748339      91 NOV 15 AM 10:02    PITNEY BOWES CREDIT CORP.
                                   201 MERRITT SEVEN
                                   NORWALK, CT 06856

1752853      91 DEC 12 AM 11:25    PELLA COMPUTER LEASING, INC.
                                   (SAME AS ABOVE)
ASSIGNEE                           FIRST AMERICAN BANK
                                   4949 OLD ORCHARD RD.
                                   SKOKIE, IL 60077

1754719      91 DEC 30 AM 09:01    COMDISCO, INC.
                                   6111 N. RIVER RD.
                                   ROSEMONT, IL 60018

                               SECRETARY OF STATE
                                STATE OF INDIANA

                             UCC-11 Extension Sheet

DEBTOR'S NAME  HAYNES INTERNATIONAL, INC.
DATE           7/14/94                                                    PAGE 4

FILE #       DATE & HOUR OF FILING NAME(ES) & ADDRESS(ES) OF SECURED PARTY(IES)
- ------       --------------------- --------------------------------------------


1768035      92 MAR 11 PM 04:32    ASSIGNMENT
ASSIGNEE                           GENERAL ELECTRIC CAPITAL CORPORATION
                                   150 ROYALL ST.
                                   CANTON, MA 02021

1756747      92 JAN 07 AM 09:02    PITNEY BOWES CREDIT CORPORATION
                                   (SAME AS ABOVE)


1775455      92 APR 15 PM 03:43    CLIMAX MOLYBDENUM CO.
                                   101 MERRITT 7, 1ST FLOOR
                                   MORWALK, CT 06856-5113

1827594      93 FEB 09 PM 12:39    MERIDIAN LEASING CORPORATION
                                   570 LAKE COOK RD., STE. 300
                                   DEERFIELD, IL 60015
1862793      93 AUG 11 PM 02:20    THE CIT GROUP/EQUIPMENT FINANCING, INC.
ASSIGNMENT                         1400 RENAISSANCE DR., STE. 400
                                   PARK RIDGE, IL 60068

1856382      93 JUL 07 AM 09:09    SOCIETY NATIONAL BANK, INDIANA
                                   900 MARKET TOWER, 10 W. MARKET ST.
                                   INDIANAPOLIS, IN 46204

1857777      93 JUL 14 PM 12:14    SOCIETY NATIONAL BANK
                                   202 S. MICHIGAN ST.
                                   SOUTH BEND, IN 46624

1868649      93 SEP 20 PM 02:31    MEMOREX TELEX
                                   TEXAS COMMERCE TOWER, 545 E. JOHN CARPENTER
                                   IRVING, TX 75602

1883279      93 DEC 10 PM 01:02    AT&T CREDIT CORPORATION
                                   2 GATEHALL DR.
                                   PARSIPPANY, NJ 07054

1883280      93 DEC 10 PM 01:02    AT&T CREDIT CORPORATION
                                   (SAME AS ABOVE)

                               SECRETARY OF STATE
                                STATE OF INDIANA

                             UCC-11 Extension Sheet

DEBTOR'S NAME  HAYNES INTERNATIONAL, INC.
DATE           7/14/94                                                    PAGE 5

FILE #       DATE & HOUR OF FILING NAME(ES) & ADDRESS(ES) OF SECURED PARTY(IES)
- ------       --------------------- --------------------------------------------



1902559      94 MAR 22 PM 03:55    MERIDIAN LEASING CORPORATION
                                   570 LAKE COOK RD., STE. 300
                                   DEERFIELD, IL 60015
ASSIGNEE                           FIRST TENNESSEE EQUIPMENT FINANCE CORP.
                                   NASHVILLE CITY CENTER BLDG. - 3RD FL.
                                   511 UNION ST.
                                   NASHVILLE, TN 37219

1902560      94 MAR 22 PM 03:56    MERIDIAN LEASING CORPORATION
                                   (SAME AS ABOVE)
ASSIGNEE                           PNC BANK, OHIO, NA
                                   201 E. FIFTH LEASING
                                   CINCINNATI, OH 45201-1198

1902561      94 MAR 22 PM 03:56    MERIDIAN LEASING CORPORATION
                                   (SAME AS ABOVE)

1914565      94 MAY 16 AM 10:38    BGM EQUIPMENT COMPANY, INC.
                                   PO BOX 1443
                                   LOUISVILLE, KY 40201
ASSIGNEE                           HYSTER CREDIT COMPANY
                                   PO BOX 4366
                                   PORTLAND, OR 97208

                       RECORDER OF HOWARD COUNTY, INDIANA

                               UCC Search Results
                               ------------------

Debtor's Name:  Haynes International, Inc.



Name(s) & Address(es) of Secured Party      Date of Filing       File Number
- --------------------------------------      --------------       -----------

North American Computer Equipment, Inc.         8-3-89              1842
255 E. Brown Street, Suite 340
Birmingham, MI 48009

North American Computer Equipment, Inc.         9-28-89             2228
255 E. Brown Street, Suite 340
Birmingham, MI 48009

North American Computer Equipment, Inc.         11-13-89            2643
255 E. Brown Street, Suite 340
Birmingham, MI 48009

North American Computer Equipment, Inc.         12-12-89            2852
255 E. Brown Street, Suite 340
Birmingham, MI 48009

North American Computer Equipment, Inc.         11-27-89            2745
255 E. Brown Street, Suite 340
Birmingham, MI 48009
(assigned to First Source Bank)

Pella Computer Leasing, Inc.                    2-15-90             0294
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Meridian Leasing Corporation                    3-25-91             0450
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

Meridian Leasing Corporation                    9-16-91             1522
570 Lake Cook Road, Suite 300
Deerfield, IL 60015
(assigned to Asset Securitization Corporation)

Name(s) & Address(es) of Secured Party      Date of Filing       File Number
- --------------------------------------      --------------       -----------


Meridian Leasing Corporation                    3-25-91             0451
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

Meridian Leasing Corporation                    3-25-91             0452
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

Pella Computer Leasing, Inc.                    4-5-91              0525
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Pella Computer Leasing, Inc.                    4-5-91              0526
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

El Camino Resources, Ltd.                       9-13-91             1511
8550 Balboa Blvd., Suite 140
Northridge, CA 91325

Pella Computer Leasing, Inc.                    12-12-91            2196
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to First American Bank)

Comdisco, Inc.                                  12-30-91            2277
6111 N. River Road
Rosemont, IL 60018

Comdisco, Inc.                                  3-9-92              0517
6111 N. River Road
Rosemont, IL 60018
(assigned to General Electric Capital
Corporation)

Climax Molybdenum                               4-15-92             0811
101 Merritt 7, 1st Fl.
Norwalk, CT 06856-5113

Name(s) & Address(es) of Secured Party      Date of Filing       File Number
- --------------------------------------      --------------       -----------


Pella Computer Leasing, Inc.                    5-11-92             1029
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Pella Computer Leasing, Inc.                    5-26-92             1116
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Pella Computer Leasing, Inc.                    9-23-92             1913
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Pella Computer Leasing, Inc.                    9-23-92             1914
2720 River Road, Suite 148
Des Plaines, IL 60018
(assigned to Manufacturers Bank)

Elkam Metals Company                            12-17-92            2608
P.O. Box 266
Pittsburgh, PA 15230-0266

Meridian Leasing Corporation                    2-8-93              0262
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

Meridian Leasing Corporation                    8-12-93             1547
570 Lake Cook Road, Suite 300
Deerfield, IL 60015
(assigned to The CIT Group/Equipment
Financing, Inc.)

Society National Bank, Indiana, as              7-7-93              1343
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

Name(s) & Address(es) of Secured Party      Date of Filing       File Number
- --------------------------------------      --------------       -----------


Society National Bank, Indiana, as              7-14-93             1390
Collateral Agent
202 South Michigan Street
South Bend, IN 46624

Society National Bank, Indiana, as              7-14-93             1391
Collateral Agent
202 South Michigan Street
South Bend, IN 46624

Memorex Telex                                   9-20-93             1765
Texas Commerce Tower
545 E. John Carpenter
Irving, TX 75602

AT&T Credit Corporation                         12-10-93            2470
2 Gatehill Drive
Parsippany, NJ 07054

AT&T Credit Corporation                         12-10-93            2469
2 Gatehill Drive
Parsippany, NJ 07054

Meridian Leasing Corporation                    3-21-94             0500
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

Meridian Leasing Corporation                    3-21-94             0501
570 Lake Cook Road, Suite 300
Deerfield, IL 60015
(assigned to PNC Bank, Ohio N.A.)

Meridian Leasing Corporation                    3-21-94             0502
570 Lake Cook Road, Suite 300
Deerfield, IL 60015

                          CALIFORNIA SECRETARY OF STATE

                               UCC Search Results
                               ------------------


Debtor's Name:  Haynes International, Inc.



Name(s) & Address(es) of Secured Party     Date of Filing         File Number
- --------------------------------------     --------------         -----------

North American Computer Equipment, Inc.       11-27-89               303807
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
1st Source Bank
100 North Michigan Avenue
South Bend, IN 46601

Pella Computer Leasing, Inc.                  3-11-91                048241
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

Society National Bank, Indiana, as            7-7-93                 135896
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

North American Computer Equipment, Inc.       6-4-90                 139087
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
Comdisco, Inc.
6111 N. River Road
Rosemont, IL 60018

Name(s) & Address(es) of Secured Party    Date of Filing          File Number
- --------------------------------------    --------------          -----------


Pella Computer Leasing, Inc.                  4-8-91                 075514
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

                         CONNECTICUT SECRETARY OF STATE

                               UCC Search Results
                               ------------------


Debtor's Name:  Haynes International, Inc.


Name(s) & Address(es) of Secured Party     Date of Filing          File Number
- --------------------------------------     --------------          -----------

El Camino Resources, Ltd.                      9-7-90                 893447
8550 Balboa Blvd., Suite 140
Northridge, CA 91325

Society National Bank, Indiana, as             7-7-93                 1019665
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

Pella Computer Leasing, Inc.                   2-20-90                864509
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

North American Computer Equipment, Inc.        6-11-90                880338
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
Comdisco, Inc.
6111 N. River Road
Rosemont, IL 60018

Pella Computer Leasing, Inc.                   9-24-92                982110
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

Name(s) & Address(es) of Secured Party     Date of Filing        File Number
- --------------------------------------     --------------        -----------


Pella Computer Leasing, Inc.                   8-21-91              935146
2720 River Road, Suite 148
Des Plaines,IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

                           BIENVILLE PARISH, LOUISIANA

                               UCC Search Results
                               ------------------



Debtor's Name:  Haynes International, Inc.


Name(s) & Address(es) of Secured Party      Date of Filing        File Number
- --------------------------------------      --------------        -----------

North American Computer Equipment, Inc.         3-7-89              AE3324
255 E. Brown Street
Birmingham, MI 48011

Assigned to:
M&SD Financial Services, Inc.
1200 Wall Street West
Lyndhurst, NJ 07071

Pella Computer Leasing, Inc.                    5-15-89             AE4397
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60222

North American Computer Equipment, Inc.         10-10-89            AE6627
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Pella Computer Leasing, Inc.                    10-11-89            AE6635
3166 River Road, Suite 41
Des Plaines,IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60222

Name(s) & Address(es) of Secured Party       Date of Filing       File Number
- --------------------------------------       --------------       -----------


North American Computer Equipment, Inc.         12-6-89             AE7393
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
1st Source Bank
100 N. Michigan Avenue
South Bend, IN 46601

North American Computer Equipment, Inc.         12-6-89             AE7394
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
1st Source Bank
100 N. Michigan Avenue
South Bend, IN 46601

North American Computer Equipment, Inc.         12-8-89             AE7464
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
M&SD Financial Services Inc.
1200 Wall Street West
Lyndhurst, NJ 07071

Pella Computer Leasing, Inc.                    3-30-90             07-90-1407
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60222

Name(s) & Address(es) of Secured Party      Date of Filing         File Number
- --------------------------------------      --------------         -----------


Pella Computer Leasing, Inc.                    8-21-91             07-91-2922
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60222

Pella Computer Leasing, Inc.                    9-23-92             07-92-3033
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60222

Society National Bank, Indiana, as              7-7-93              07-93-2267
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

Society National Bank, Indiana, as              7-12-93             07-93-2315
Collateral Agent
202 South Michigan Street
South Bend, IN 46624

AT&T Credit Corporation                         12-14-93            07-93-4123
2 Gatehall Drive
Parsippany, NJ 07054

                            TEXAS SECRETARY OF STATE

                               UCC Search Results
                               ------------------


Debtor's Name:  Haynes International, Inc.



Name(s) & Address(es) of Secured Party        Date of Filing       File Number
- --------------------------------------        --------------       -----------

North American Computer Equipment, Inc.          11-27-89             263136
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
1st Source Bank
100 N. Michigan Avenue
South Bend, IN 46601

North American Computer Equipment, Inc.          6-5-90               121535
255 E. Brown Street, Suite 340
Birmingham, MI 48009

Assigned to:
Comdisco, Inc.
6111 N. River Road
Rosemont, IL 60018

El Camino Resources, Ltd.                        8-13-90              175308
8550 Balboa Blvd., Suite 140
Northridge, CA 91325

Pella Computer Leasing, Inc.                     3-12-91              043048
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

Name(s) & Address(es) of Secured Party       Date of Filing         File Number
- --------------------------------------       --------------         -----------


Pella Computer Leasing, Inc.                     8-15-91              157523
2720 River Road, Suite 148
Des Plaines, IL 60018

Assigned to:
Manufacturers Bank
1200 N. Ashland Avenue
Chicago, IL 60622

Inter-Tel/TSI                                    2-2-93               021832
6955 Port West Blvd., Suite 190
Houston, TX 77024

Society National Bank, Indiana, as               7-7-93               132035
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

                        RECORDER OF HARRIS COUNTY, TEXAS

                               UCC Search Results
                               ------------------


Debtor's Name:  Haynes International, Inc.



Name(s) & Address(es) of Secured Party       Date of Filing       File Number
- --------------------------------------       --------------       -----------

Society National Bank, Indiana, as               7-7-93               868421
Collateral Agent
900 Market Tower, 10 West Market Street
Indianapolis, IN 46204

                                  SCHEDULE 8.8
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                EMPLOYEE BENEFITS



NONE
- ----

                                  SCHEDULE 8.9
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                  ENVIRONMENTAL


     The Company has received a permit from the Indiana Department of Environmental Management ("IDEM") and the U.S. Environmental Protection Agency ("EPA") to close and to provide post-closure monitoring and care for two areas at the Kokomo facility used for the storage and disposal of wastes, some of which are classified as hazardous under applicable regulations. One area was closed in 1989, and the Company is required to monitor ground water and to continue post-closure maintenance. The second area closure project entailed installation of a clay liner under the landfill disposal area, a leachate collection system and a clay cap, and revegetation of the site. Construction was completed in May 1994, and closure certification has been filed with IDEM. Upon approval of closure certification by IDEM, the Company will be required to monitor ground water and to continue post-closure maintenance of the former disposal area. If it is determined that the disposal areas have impacted the ground water underlying the Kokomo facility, additional corrective action could be required.

     As part of the permit to close the two waste disposal areas, the Company has also completed the RCRA facility investigation ("RFI") based on an RFI work plan approved by the EPA for eight specifically identified solid waste management units at the Kokomo facility. Results of this RFI investigation have been filed with the EPA. Based on the RFI results comparison with Indiana's Tier II cleanup goals, the Company recommended that no further actions were necessary. Until EPA reviews the Company's RFI report, it is impossible to determine if further investigation or corrective action will be required.

     As a condition of these closure and post-closure permits, the Company must provide and maintain assurances to IDEM and EPA of the Company's financial responsibility and capability to satisfy closure and post-closure requirements, including possible future corrective action as necessary. On April 30, 1991, IDEM issued a Notice of Inadequacy relating to the financial assurance requirements for the former disposal areas. An Agreed Order dated July 2, 1992 was entered into between the Company and IDEM in resolution of this Notice of Inadequacy. IDEM notified the Company on September 1, 1992 that it is in compliance with the terms of that Agreed Order. The Company has paid a civil penalty of $50,000 provided for by the Agreed Order. There can be no assurance that future corrective action will not be required in connection with this closure project. Additionally, it is possible that the Company could be required to obtain permits and undertake other closure projects and post-closure commitments for any other waste management unit determined to exist at the facility.

     The Company may also incur liability for alleged environmental damages associated with the off-site transportation and disposal of its wastes. The Company's operations generate hazardous wastes, and while a large percentage of these wastes are reclaimed or recycled, the Company also accumulates hazardous wastes at each of its facilities for subsequent transportation and disposal off-site by third parties. Generators of hazardous waste transported to disposal sites where environmental problems are alleged to exist are subject to claims under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended (CERCLA). Based on its prior shipment of waste oil contaminated with PCBs, the Company is one of approximately 700 potentially responsible parties ("PRPs") in connection with the cleanup of PCB contamination at the Rose Chemical Site in Missouri. The Company has contributed over $130,000 towards the private cleanup currently being implemented by a group of many of these PRPs. Based on its prior shipment of certain hydraulic fluid, the Company is one of approximately 300 PRPs in connection with the proposed cleanup of the Fisher-Calo site in Indiana. The PRPs have negotiated a consent decree implementing a remedial design/remedial action plan ("RD/RA") for the site with the EPA. The Company has paid $123,155 as its share of the total estimated costs of the RD/RA under the Consent Decree. The Company may have generated hazardous or solid wastes disposed of at other sites potentially subject to CERCLA or equivalent State law remedial action. These sites include Byers Landfill, Heritage Environmental Services, and INMETCO. Thus, there can be no assurance that the Company will not be named as a PRP at additional sites in the future.

     In June 1994, IDEM conducted a RCRA inspection at the Company's Kokomo facility. Four (4) possible violations were noted: 1) paperwork violations related to training; 2) spills near the dust collections, baghouses and associated dust conduits northwest of the main mill building; 3) spills from the kolene sludge pad in the wastewater treatment plant; and 4) gully erosion at the north landfill. The Company has addressed these concerns and believes that no further action will be required. However, the inspection report has been referred to IDEM's Office of Enforcement for Review, so enforcement activity by IDEM is still a possibility. Similarly, enforcement by IDEM is still possible with regard to issues raised in an inspection in December 1993, although the Company believes that all of these issues have been adequately addressed. Thus, there can be no assurance that the Company will not be named as a PRP at additional sites in the future.

     The Company is required to collect, treat and properly dispose of process waters generated in the course of its operations. In November 1988, the EPA approved start-up of a new wastewater treatment plant at the Arcadia, Louisiana, facility which discharges treated industrial wastewater to the municipal sewerage system. Due to a backlog of applications to EPA, the wastewater treatment plant is operating under an interim order pending issuance of a formal permit. In addition, in December 1988, the City of Kokomo, Indiana, issued a permit for the discharge of treated industrial wastewater from the Company's Kokomo facility to the municipal sewer system. The conditions of this permit required minor modifications to the wastewater treatment plant at this facility to be completed by December 31, 1989. These modifications were made, and the discharge into the system is monitored on an ongoing basis.




                                      - 2 -